(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant     ☑
Filed by a Party other than the Registrant     ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☑	Definitive Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
NUANCE COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
     Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
VOTING RIGHTS
RECORD DATE AND SHARE OWNERSHIP
PROXIES
STOCKHOLDER PROPOSALS
PROXY SOLICITATION COSTS
PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION, MANAGEMENT AND OTHER INFORMATION
COMPENSATION COMMITTEE REPORT
COMPENSATION DISCUSSION & ANALYSIS
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL AGREEMENTS
EQUITY COMPENSATION PLAN INFORMATION
DESCRIPTION OF PLANS NOT ADOPTED BY STOCKHOLDERS
TRANSACTIONS WITH RELATED PERSONS
PROPOSAL NUMBER 2 APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 2000 STOCK PLAN
PROPOSAL 3 APPROVAL OF THE AMENDMENT TO THE 1995 DIRECTORS’ STOCK PLAN
PROPOSAL NUMBER 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
ANNEX A
ANNEX B

NUANCE COMMUNICATIONS, INC.
1 Wayside Road
Burlington, MA 01803
(781) 565-5000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

The Annual Meeting of Stockholders of Nuance Communications, Inc. (the “Company”) will be held at the Company’s office located at 1198 East Arques Avenue, Sunnyvale, CA 94085, on January 20, 2011 at 10:00 a.m., local time, for the purpose of considering and acting upon the following proposals:

(1)	To elect nine members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

(2)	To approve an amendment to the Amended and Restated 2000 Stock Plan;

(3)	To approve an amendment to the 1995 Directors’ Stock Plan;

(4)	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011; and

(5)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

We will be utilizing the U.S. Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders via the Internet. Pursuant to these rules, instead of mailing a printed copy of the Company’s proxy materials to each stockholder we have elected to provide access to our proxy materials over the Internet. Accordingly, with the exception of certain requesting stockholders who will receive printed copies of the Company’s proxy materials by mail, stockholders of record will receive a Notice of Internet Availability of Proxy Materials and may vote at the Annual Meeting and any postponements or adjournments of the meeting. We expect to mail the Notice of Internet Availability of Proxy Materials by December 10, 2010, at least 40 calendar days prior to the Annual Meeting date.

The Board of Directors has fixed the close of business on November 22, 2010 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 1 Wayside Road, Burlington, MA 01803 for ten days prior to the Annual Meeting.

The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 accompanies this Notice of Annual Meeting of Stockholders and Proxy Statement. These documents may also be accessed on the Broadridge Financial hosted site www.proxyvote.com.

Please refer to the Proxy Statement, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

By Order of the Board of Directors

Jo-Anne Sinclair
Secretary

Burlington, Massachusetts
December 7, 2010

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for
the Meeting of Stockholders to be Held on January 20, 2011

1.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.	The Company’s proxy statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2010 are available at the Broadridge Financial hosted site www.proxyvote.com. Shareholders will be required to enter their 12-digit control number contained on their Notice or Proxy Card.

3.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 9, 2011 to facilitate timely delivery. Shareholders may select one of the following methods:

1) By Internet: www.proxyvote.com

2) By Telephone: 1-800-579-1639

3) By E-Mail*: sendmaterials@proxyvote.com

      * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the Notice or Proxy Card) in the subject line.

NUANCE COMMUNICATIONS, INC.
1 Wayside Road
Burlington, MA 01803
(781) 565-5000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
January 20, 2011

This Proxy Statement is furnished in connection with the solicitation by Nuance Communications, Inc. (the “Company”) on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of proxies for use at the Annual Meeting of Stockholders of the Company to be held on January 20, 2011 at 10:00 a.m., local time, at the Company’s office located at 1198 East Arques Avenue, Sunnyvale, CA 94085 (the “Annual Meeting”). We intend to mail and make available this Proxy Statement and the accompanying form of proxy to stockholders on or about December 10, 2010.

VOTING RIGHTS

Each share of the Company’s common stock (the “Common Stock”) entitles the holder thereof to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. The Company’s Series B Preferred Stock is not entitled to vote on matters to be acted upon at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by Broadridge Financial Solutions, Inc., the Inspector of Elections. Any proxy that is returned using the form of proxy enclosed or voted by Internet according to the instructions included on the proxy card will be voted in accordance with the instructions thereon, and if no instructions are given, will be voted (i) FOR the election of the director nominees as provided under Proposal 1 herein, (ii) FOR the Company’s amendment to the Amended and Restated 2000 Stock Plan under Proposal 2 herein, (iii) FOR the Company’s amendment to the 1995 Directors’ Stock Plan under Proposal 3 herein, (iv) FOR ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm under Proposal 4 herein, and (v) as the proxy holders deem advisable in their sole discretion on any other matters that may properly come before the Annual Meeting. A stockholder may indicate on the enclosed proxy or its substitute that it is abstaining from voting on a particular matter (an “abstention”). A broker may indicate on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (a “broker non-vote”). Abstentions and broker non-votes are each tabulated separately.

The Inspector of Elections will determine whether or not a quorum is present at the Annual Meeting. In general, Delaware law and our bylaws provide that a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum. Abstentions and broker non-votes of shares that are entitled to vote are treated as shares that are present in person or represented by proxy for purposes of determining the presence of a quorum.

In determining whether a proposal has been approved, abstentions are treated as present in person or represented by proxy and entitled to vote, but not as voting for such proposal, and hence have the same effect as votes against such proposal, while broker non-votes are not treated as present in person or represented by proxy, and hence have no effect on the vote for such proposal.

RECORD DATE AND SHARE OWNERSHIP

Holders of record of Common Stock as of the close of business on November 22, 2010 have the right to receive notice of and to vote at the Annual Meeting. On November 22, 2010, the Company had issued and outstanding 298,577,342 shares of Common Stock.

PROXIES

Proxies for use at the Annual Meeting are being solicited by the Company on behalf of the Board of Directors from its stockholders. Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or (ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and the election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

STOCKHOLDER PROPOSALS

Proposals of stockholders that are intended to be presented at the Company’s 2012 Annual Meeting of Stockholders must comply with the requirements of SEC Rule 14a-8 and must be received by the Company no later than August 12, 2011, in order to be included in the Company’s proxy statement and form of proxy relating to the meeting. A stockholder proposal or a nomination for director for the Company’s 2012 Annual Meeting of Stockholders that is not to be included in the Company’s proxy statement and form of proxy relating to the meeting must be received by the Company no later than October 22, 2011. The Company’s bylaws require that certain information and acknowledgements with respect to the proposal be set forth in the stockholder’s notice. A copy of the relevant bylaw provision is available upon written request to Nuance Communications, Inc., 1 Wayside Road, Burlington, MA 01803, Attention: Investor Relations. Further, our bylaws were filed as an exhibit to our Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2007.

PROXY SOLICITATION COSTS

The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees, who will receive no additional compensation for their services, may solicit proxies by telephone, telegraph or in person. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing. In addition, we have engaged Phoenix Advisory Partners to assist in the solicitation of proxies and provide related advice and informational support for a service fee of $8,500 plus reimbursement of out-of-pocket expenses.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The Nominating Committee of the Board of Directors recommended, and the Board of Directors approved, Paul A. Ricci, Robert J. Frankenberg, Patrick T. Hackett, William H. Janeway, Mark R. Laret, Katharine A. Martin, Mark B. Myers, Philip J. Quigley and Robert G. Teresi as nominees for election at the Annual Meeting. At the Annual Meeting, nine directors will be elected to the Board. Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for the nominees named below, who are all presently directors of the Company. Messrs. Hackett and Janeway are being nominated for election to our Board by Warburg Pincus LLC pursuant to the terms of a Stockholders Agreement described herein under “Transactions with Related Persons.” In the event that any nominee becomes unavailable, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

Information Regarding the Nominees for Election as Directors

The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of the nominees has been furnished to the Company by such nominees. Except as indicated, the nominees have had the same principal occupation during the last five years.

Paul A. Ricci, 54, has served as our Chairman since March 2, 1999 and our Chief Executive Officer since August 21, 2000. From May 1992 to August 2000, Mr. Ricci held several positions at Xerox, including, President, Desktop Systems Division, President, Software Solutions Division, and Vice President, Corporate Business Development. Between June 1997 and March 1999, Mr. Ricci served as Chairman of the Board of Directors of Nuance Communications, Inc. (formerly, ScanSoft Inc.), which was then operating as an indirect wholly-owned subsidiary of Xerox. Mr. Ricci’s leadership position at the Company, his management abilities and experience, and his extensive knowledge of our industry qualify him to serve as a member of our Board of Directors.

Robert J. Frankenberg, 63, has served as a director since March 13, 2000. Mr. Frankenberg is owner of NetVentures, a management consulting firm. From December 1999 to July 2006, Mr. Frankenberg served as Chairman of Kinzan, Inc., an Internet Services software platform provider. From May 1997 to July 2000, Mr. Frankenberg served as Chairman, President and Chief Executive Officer of Encanto Networks, Inc., a developer of hardware and software designed to enable the creation of businesses on the Internet. From April 1994 to August 1996, Mr. Frankenberg was Chairman, President and Chief Executive Officer of Novell, Inc., a producer of network and office software. Mr. Frankenberg is a director of National Semiconductor. Mr. Frankenberg also serves on several boards of privately held companies. Previously, Mr. Frankenberg served as a director of Electroglas, Inc., Extended Systems Incorporated and Secure Computing Inc. Mr. Frankenberg serves as Chairman of our Audit and Compensation Committees and also serves on our Governance and Nominating Committees. Mr. Frankenberg’s experience as chairman, president and chief executive officer of numerous technology companies and his significant board experience (both with the Company and elsewhere) provides expertise in technology, business operations, corporate development, strategy, financial reporting, governance and board best practices.

Patrick T. Hackett, 49, has served as a director since January 30, 2009 and was appointed to the Board pursuant to the terms of a Stockholders Agreement between the Company and Warburg Pincus & Co. Mr. Hackett is a Managing Director and co-head of the Technology, Media and Telecommunications group at Warburg Pincus LLC, which he joined in 1990. Mr. Hackett serves as a director of Bridgepoint Education, Inc. and several privately held companies. Mr. Hackett earned a B.A. from the University of Pennsylvania and a B.S. from the Wharton School of Business at the University of Pennsylvania. Mr. Hackett brings leadership expertise to the Board of Directors, with a focus on corporate strategy and corporate governance, which has been gained through his experience as a director and investor in technology companies.

William H. Janeway, 67, has served as a director since April 2004 and was appointed to the Board pursuant to the terms of a Stockholders Agreement between the Company and Warburg Pincus & Co. Mr. Janeway is a Senior Advisor at Warburg Pincus LLC and has been employed by Warburg Pincus LLC since July 1988. Prior to joining

Warburg Pincus LLC, Mr. Janeway served as Executive Vice President and a director at Eberstadt Fleming Inc. from 1979 to July 1988. Mr. Janeway is a director of several privately held companies. Mr. Janeway holds a B.A. from Princeton University and a Ph.D. from Cambridge University, where he studied as a Marshall Scholar. As a private equity investor, Mr. Janeway brings strategic insights and financial experience to the Board. He has evaluated, invested in and served as a board member on numerous companies and is familiar with a full range of corporate and board functions.

Mark R. Laret, 56, has served as a director since June 3, 2010. Since April 2000, Mr. Laret has served as CEO of the University of California San Francisco Medical Center. Mr. Laret serves as a director of Varian Medical Systems, Inc. Mr. Laret earned a B.A. from UCLA and a master’s degree in political science from the University of Southern California. Mr. Laret’s corporate executive experience in the healthcare industry, his significant professional expertise and background in medical and technical issues qualifies him to be a member of our Board of Directors.

Katharine A. Martin, 48, has served as a director since December 17, 1999. Since September 1999, Ms. Martin has served as a Member of Wilson Sonsini Goodrich & Rosati, Professional Corporation. Prior thereto, Ms. Martin was a Partner of Pillsbury Madison & Sutro LLP. Ms. Martin also serves on the board of directors of the Wilson Sonsini Goodrich & Rosati Foundation, a nonprofit organization, The Ronald McDonald House at Stanford, a nonprofit organization and WildAid, a nonprofit organization. Ms. Martin serves as Chairman of our Governance Committee. Ms. Martin has twenty three years experience practicing corporate and securities law, and has extensive experience representing public companies. Ms. Martin brings to the Board expertise in corporate governance, acquisitions, capital market transactions and securities law.

Mark B. Myers, 72, has served as a director since March 2, 1999. Dr. Myers served as Senior Vice President, Xerox Research and Technology from February 1992 until April 2000. From 2000 to 2005, Dr. Myers was a Senior Fellow, and from 2002 to 2005 was a visiting Executive Professor, at the Wharton School, University of Pennsylvania. Dr. Myers serves as Chairman of our Nominating Committee and also serves on our Audit and Compensation Committees. Mr. Myers brings to the board of directors his extensive experience in the technology industry and his service as a director of the Company since 1999, which affords him unique perspectives on our growth and evolution.

Philip J. Quigley, 68, has served as a director since the consummation of our acquisition of the former Nuance Communications, Inc. in September 2005, and was originally appointed to the Board in accordance with the terms of the Merger Agreement pursuant to which the Company acquired the former Nuance Communications, Inc. Mr. Quigley served as Chairman, President, and Chief Executive Officer of Pacific Telesis Group, a telecommunications holding company in San Francisco, California, from April 1994 until his retirement in December 1997. He also serves as a director of Wells Fargo & Company and as an advisor or director to several private organizations. Mr. Quigley serves on our Audit Committee. Mr. Quigley has extensive leadership and business management experience, which he acquired over a 30-year career in the telecommunications industry, including during that time as chairman, president and CEO of Pacific Telesis Group. Mr. Quigley’s experience at Pacific Telesis included mergers and acquisitions, and also provided him with extensive financial management experience.

Robert G. Teresi, 69, has served as a director since March 13, 2000. Mr. Teresi served as Chairman of the Board, Chief Executive Officer and President of Caere Corporation from May 1985 until March 2000. Mr. Teresi serves on our Governance Committee. Mr. Teresi served as CEO of Caere Corporation for fifteen years and brings significant business insight and experience to the Board.

Required Vote

The nine nominees receiving the highest number of affirmative votes of the shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” management’s nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

CORPORATE GOVERNANCE

Board of Director Meetings and Committees

The Board of Directors held a total of nine meetings during the fiscal year ended September 30, 2010. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served.

Board Independence

The Board of Directors has determined that Ms. Martin and each of Messrs. Frankenberg, Hackett, Janeway, Laret, Myers, Quigley and Teresi are independent within the meaning of the listing standards of the NASDAQ Stock Market.

Committees of the Board of Directors

The Board of Directors has Audit, Nominating, Governance and Compensation Committees. Each of these committees has adopted a written charter. All members of the committees are appointed by the Board of Directors, and are non-employee directors. The following describes each committee, its current membership, the number of meetings held during the fiscal year ended September 30, 2010 and its function.

Audit Committee

The Audit Committee consists of Messrs. Frankenberg, Myers and Quigley, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. The Audit Committee held eight meetings during the fiscal year ended September 30, 2010. Mr. Frankenberg serves as Chairman of the Audit Committee.

The Board of Directors has determined that Mr. Frankenberg is an audit committee financial expert as defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Frankenberg’s relevant experience includes his service as the Chief Executive Officer of Novell, Inc., where he actively supervised that company’s principal financial officer, and his service as a member of several other audit committees.

The Audit Committee reviews the engagement of the Company’s independent registered public accounting firm, reviews annual financial statements, considers matters relating to accounting policy and internal controls, reviews whether non-audit services provided by the independent registered public accounting firm affect the accountants’ independence and reviews the scope of annual audits in accordance with a written Audit Committee Charter.

The Audit Committee Report is included in this Proxy Statement. In addition, the Board of Directors adopted an Amended and Restated Charter for the Audit Committee in February 2004, a copy of which is available on the Company’s Web site at http://www.nuance.com/company/governance.

Nominating Committee

The Nominating Committee consists of Messrs. Frankenberg and Myers, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. Mr. Myers serves as the Chairman of the Nominating Committee.

The mandate of the Nominating Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to stockholders and the Company. The Nominating Committee was formed to consider and periodically report on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees.

The Nominating Committee held two meetings during the fiscal year ended September 30, 2010. The Board of Directors adopted a written charter for the Nominating Committee in February 2004, a copy of which is available on the Company’s Web site at http://www.nuance.com/company/governance.

Governance Committee

The Governance Committee consists of Ms. Martin and Messrs. Frankenberg and Teresi, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. Ms. Martin serves as the Chairman of the Governance Committee.

The mandate of the Governance Committee is to ensure that the Board of Directors and the Company have and follow appropriate governance standards. To carry out this purpose, the Governance Committee develops and recommends to the Board the governance principles applicable to the Company and oversees the evaluation of the Board.

The Governance Committee held one meeting during the fiscal year ended September 30, 2010. The Board of Directors adopted a written charter for the Governance Committee in February 2004, a copy of which is available on the Company’s Web site at http://www.nuance.com/company/governance.

Compensation Committee

The Compensation Committee consists of Messrs. Frankenberg and Myers, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market and an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. Frankenberg serves as the Chairman of the Compensation Committee. The mandate of the Compensation Committee is to review and recommend to the Board of Directors the Company’s compensation and benefit policies, and oversee, evaluate and approve compensation plans, policies and programs for the Company’s executive officers.

The Compensation Committee held seven meetings during the fiscal year ended September 30, 2010. The Board of Directors adopted a written charter for the Compensation Committee in February 2004, a copy of which is available on the Company’s Web site at http://www.nuance.com/company/governance.

The Compensation Committee Report and Compensation Discussion and Analysis are included in this Proxy Statement.

Consideration of Director Nominees

Stockholder Nominees

The Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors as well as candidates recommended for consideration by the Nominating Committee as described below under “Identifying and Evaluating Nominees for Directors.” Any stockholder nominations must comply with the requirements of the Company’s amended and restated bylaws and should include all information relating to such nominee as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act, such nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected, as well as a written statement executed by such nominee acknowledging that as a director of the Company, such nominee will owe a fiduciary duty under the General Corporation Law of the State of Delaware exclusively to the Company and its stockholders. In addition, stockholder nominations should be submitted within the time frame as specified under “Stockholder Proposals” above and addressed to: Nuance Communications, Inc., Attention: General Counsel, 1 Wayside Road, Burlington, MA 01803.

A stockholder that instead desires to merely recommend a candidate for consideration by the Nominating Committee shall direct the recommendation in writing to Nuance Communications, Inc., Attention: General Counsel, 1 Wayside Road, Burlington, MA 01803, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock.

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board of Directors, the Nominating Committee has not specified any minimum qualifications for serving on the Board of Directors. However, the Nominating Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in technology, finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board of Directors. The Nominating Committee seeks to ensure that the Board of Directors is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company’s values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

Identifying and Evaluating Nominees for Directors

The Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. Candidates may come to the attention of the Nominating Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee and may be considered at any point during the year. As described above, the Nominating Committee considers properly submitted stockholder nominations and recommendations for candidates for the Board of Directors. Following verification of the stockholder status of persons proposing candidates, nominations and recommendations are aggregated and considered by the Nominating Committee. If any materials are provided by a stockholder in connection with the nomination or recommendation of a director candidate, such materials are forwarded to the Nominating Committee. The Nominating Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. Historically, some of our directors have served on the boards of directors of companies we have acquired.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Frankenberg and Myers. None of the members of the Compensation Committee has been or is an officer or employee of the Company. None of the Company’s executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s Board or Compensation Committee.

Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, directors are encouraged to attend annual meetings of the Company. Four directors attended the 2010 annual meeting of stockholders.

Communication with the Board of Directors

Although we do not have a formal policy regarding communications with the Board of Directors, stockholders who are interested in communicating with the Board of Directors are encouraged to do so by submitting an email to generalcounsel@nuance.com or by writing to us at Nuance Communications, Inc., Attention: General Counsel, 1 Wayside Road, Burlington, MA 01803. Stockholders who would like their submission directed to a member of the Board of Directors may so specify. Communications will be reviewed by the General Counsel and forwarded to the Board, or the individual, if so specified, as appropriate.

Code of Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees on February 24, 2004. Our Code of Business Conduct and Ethics can be found on our website: http://www.nuance.com/company/governance. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Such a request should be made in writing and addressed to Nuance Communications, Inc., Attention: Investor Relations, 1 Wayside Road, Burlington, MA 01803. Further, our Code of

Business Conduct and Ethics was filed as an exhibit to our Annual Report on Form 10-K, filed with the SEC on March 15, 2004.

Stock Ownership Guidelines

On August 11, 2006, our Board of Directors adopted stock ownership guidelines for our non-employee directors and executive officers. The guidelines were adopted to further align the interests of our non-employee directors and our executive officers with the interests of the stockholders. Under our guidelines, the target share ownership levels are five times base salary for our chief executive officer, three times base salary for our other executive officers, and three times the annual cash retainer for non-employee directors. Shares subject to unexercised options, whether or not vested, will not be counted for purposes of satisfying these guidelines. We have not specified a time period during which individuals must be in compliance with the guidelines, however, until an individual has reached the target level, he or she will be required to retain twenty-five percent of the net shares received as a result of the exercise of stock options or vesting of restricted stock or restricted stock units until the guidelines are met. Ownership guidelines are calculated based on the closing price of Nuance Common Stock on a quarterly basis.

Corporate Governance Guidelines

Our corporate governance principles are set forth in our “Corporate Governance Guidelines”. These guidelines cover the following significant topics:

Board Selection Process.  It is expected that all directors will be alert to potential Board candidates with appropriate skills and characteristics and communicate information regarding Board selection matters to the Nominating Committee. The Nominating Committee is expected to exercise initiative in recommending to the Board candidates for directorships and Board committee assignments. The Company does not have a formal policy with regard to the consideration of diversity in identifying Director nominees; however, the Board endorses the value of seeking qualified directors from backgrounds otherwise relevant to the Company’s mission, strategy and business operations and perceived needs of the Board at a given time.

Director’s Eligibility, Education, and Term of Office.  Directors may not serve on the board of directors of more than five other public companies. Directors are reimbursed for costs incurred in connection with participating in director education programs. Each director is required to notify the Chairman upon a job change. The Governance Committee may consider such change of status in recommending to the Board whether the director should continue serving as a member of the Board. Directors must retire from the Board at the conclusion of any term during which the director reaches the age of seventy-five years, unless waived by the Board.

Committees.  The current committee structure of the Board includes the following committees: Audit, Compensation, Nominating and Governance. The charters of each standing committee are reviewed periodically with a view to delegating committees with the authority of the Board concerning specified matters appropriate to such committee.

Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of Company risk. This role is one of informed oversight rather than direct management of risk. The Board regularly reviews and consults with management on strategic direction, challenges and risks faced by the Company. The Board also reviews and discusses with management quarterly financial results and forecasts. The Audit Committee of the Board oversees management of financial risks, including its investment policies. The Compensation Committee of the Board is responsible for overseeing the management of risks relating to and arising from the Company’s compensation plans and arrangements. These committees provide regular reports, generally on a quarterly basis, to the full Board.

Management is tasked with the direct management and oversight of legal, financial, and commercial compliance matters, which includes identification and mitigation of associated areas of risk. The Chief Financial Officer, the Chief Accounting Officer and Director of Compliance provide regular reports to the Audit Committee concerning financial, tax and compliance related risks. In addition, the Audit Committee receives periodic reports from management on the Company’s compliance programs and efforts, investment policy and practices, and compliance with debt covenants. Management and the Company’s compensation consultant provide analysis of risks related to the Company’s compensation programs and practices to the Compensation Committee.

The Board’s Leadership Structure

The Board currently combines the role of Chairman and Chief Executive. The Board believes that the Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is therefore best able to identify the strategic priorities to be discussed by the Board. The Board believes that combining the role of Chairman and Chief Executive Officer facilitates information flow between management and the Board and fosters strategic development and execution. The Board has appointed Bob Frankenberg as the lead independent director. The lead independent director serves as the focal point for independent directors, coordinating feedback to the CEO on behalf of the independent directors regarding business issues and board management. The lead independent director and the other independent directors meet regularly without the CEO present.

Compensation Risk Assessment

The Compensation Committee and management have considered whether the Company’s compensation programs for employees create incentives for employees to take excessive or unreasonable risks that could materially harm the Company. The Committee believes that our compensation plans are typical for our industry and that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation of Non-Employee Directors

Each non-employee director receives an annual retainer of $30,000. The Chairman of the Audit Committee receives an annual retainer of $15,000 and the other members of the Audit Committee receive an annual retainer of $7,500. The Chairman of the Compensation Committee receives an annual retainer of $7,500 and the other members of the Compensation Committee receive an annual retainer of $5,000. The Chairmen of the Nominating and Governance Committees receive annual retainers of $5,000 and the additional members of the Nominating and Governance Committees receive an annual retainer of $2,500. In addition to the annual retainer, each non-employee director receives $2,000 for each Board meeting attended in person, $1,500 for each Committee meeting attended in person and $750 for each Board or Committee meeting attended telephonically. The Company also reimburses directors for expenses in connection with attendance at meetings.

Non-employee directors are also entitled to participate in the 1995 Directors’ Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan, as amended, provides for an initial grant of 30,000 Restricted Stock Units to non-employee directors upon first joining the Board of Directors as a non-employee director, with a purchase price equal to $0.001. In addition, non-employee directors will be eligible to automatically receive annual grants of 15,000 Restricted Stock Units on January 1 of each year, provided that, on such date, he or she shall have served on the Board of Directors for at least six months, with a purchase price equal to $0.001 per share. All Restricted Stock Units granted to the non-employee directors will vest annually over a three-year period, subject to the non-employee director’s continuous service to the Company through such vesting date.

The following table provides information regarding the actual cash and stock compensation paid to our non-employee directors during the 2010 fiscal year:

DIRECTOR COMPENSATION

	Fees Earned or	Stock
	Paid in Cash	Awards	Total
Name	($)	($)(1)	($)

Robert J. Frankenberg	90,500	236,160	326,660
Patrick T. Hackett	39,750	236,160	275,910
William H. Janeway	41,750	236,160	277,910
Mark R. Laret	32,750	521,070	553,820
Katharine A. Martin	47,500	236,160	283,660
Mark B. Myers	78,000	236,160	314,160
Philip J. Quigley	57,500	236,160	293,660
Robert G. Teresi	45,000	236,160	281,160

(1)	Amounts set forth in the Stock Awards column represents the grant date fair value with respect to awards granted to the directors during fiscal 2010, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation (FASB ASC Topic 718), formerly SFAS 123(R). The awards for which grant date fair value is shown in this table include awards granted during fiscal year 2010. During Fiscal 2010, there were no Stock Award forfeitures by the directors. The grant date fair value of each Stock Award granted during fiscal 2010 is set forth in the following table, computed in accordance with FASB ASC Topic 718 based on the closing stock price on the grant date:

Name	Grant Date	Shares	Value

Mr. Frankenberg	January 1, 2010	15,000	$236,160
Patrick T. Hackett	January 1, 2010	15,000	$236,160
Mr. Janeway	January 1, 2010	15,000	$236,160
Mr. Laret	June 3, 2010	30,000	$521,070
Ms. Martin	January 1, 2010	15,000	$236,160
Mr. Myers	January 1, 2010	15,000	$236,160
Mr. Quigley	January 1, 2010	15,000	$236,160
Mr. Teresi	January 1, 2010	15,000	$236,160

The aggregate number of Stock Awards held by each director as of September 30, 2010 is set forth in the following table:

Name	Stock Awards

Mr. Frankenberg	30,000
Mr. Hackett	35,000
Mr. Janeway	30,000
Mr. Laret	30,000
Ms. Martin	30,000
Mr. Myers	30,000
Mr. Quigley	30,000
Mr. Teresi	30,000

The aggregate number of stock options held by each director as of September 30, 2010 is set forth in the following table. There were no stock options granted during fiscal 2010.

Name	Stock Options

Mr. Frankenberg	120,000
Mr. Hackett	—
Mr. Janeway	80,000
Mr. Laret	—
Ms. Martin	115,000
Mr. Myers	—
Mr. Quigley	184,189
Mr. Teresi	85,000

EXECUTIVE COMPENSATION, MANAGEMENT AND OTHER INFORMATION

Information Concerning Current Executive Officers Who Are Not Directors

Thomas L. Beaudoin, 56, joined the Company in July 2008 as our Executive Vice President of Finance and has served as our Executive Vice President and Chief Financial Officer since August 2008. Mr. Beaudoin was employed by Polaroid Corporation from February 2004 to June 2008, during which time he served as President, Chief Financial Officer and Chief Operating Officer from July 2005 to June 2008 and Vice President and Controller from February 2004 to June 2005. Prior to joining Polaroid, Mr. Beaudoin served as a financial consultant to Sycamore Networks, Inc. from October 2003 to February 2004. From November 2002 to May 2003, Mr. Beaudoin served as acting Chief Financial Officer and from October 2000 to October 2002 was Senior Vice President of Finance for Parametric Technology Corporation.

A. Bruce Bowden, 41, joined the Company in October 2010 as our Senior Vice President of Corporate Strategy and was elected as an Executive Officer on November 15, 2010. Mr. Bowden was employed by Nokia from June 2006 through April 2010 in a number of different positions; most notably as Vice President and Global Head of Mergers and Acquisitions. Prior to joining Nokia, Mr. Bowden served as Director, Corporate Strategy & Development (head of North American M&A) for PepsiCo from November 2004 through June 2006.

Steven G. Chambers, 48, currently serves as Executive Vice President, Worldwide Sales, and Chief Marketing Officer. Mr. Chambers served as President of our Mobility and Consumer Services Division from October 2007 to November 2008 and President of our Enterprises Division from November 2008 to November 2009. Mr. Chambers served as President of our SpeechWorks Solutions Business Unit from March 2004 to October 2007. Mr. Chambers joined Nuance in August 2003 as General Manager of our Networks Business Unit in connection with our acquisition of SpeechWorks International, Inc. From September 1999 to August 2003, Mr. Chambers served as the Chief Marketing Officer of SpeechWorks International, Inc.

Janet M. Dillione, 51, joined the Company in April 2010 and currently serves as our Executive Vice President & General Manager of our Healthcare Division and was elected as an executive officer in May 2010. Prior to joining the Company, Ms. Dillione held several senior level management positions at Siemens Medical Solutions with the most recent position being President and CEO of their global healthcare IT division. She was employed by Siemens from June 2000 to April 2010.

Jeanne F. McCann, 59, currently serves as our Executive Technical Advisor. Ms. McCann previously served as Executive Vice President of the Company’s Healthcare Division from November 2009 through April 2010 and Co-President of the Company’s Imaging and Healthcare Division from November 2008 through November 2009. Ms. McCann served as our Executive Vice President of Operations from October 2007 to October 2008. From September 2003 to October 2007, Ms. McCann served as our Senior Vice President of Research and Development. From December 2001 to September 2003, Ms. McCann served as Senior Vice President of Speech Research and Development. From June 2000 to December 2001, Ms. McCann served as Senior Vice President, Development — SLS Division of Lernout & Hauspie. From July 1998 to June 2000, Ms. McCann served as Vice President, Development for Dragon Systems, Inc.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis included in this proxy statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and, by reference, in the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2010.

The Compensation Committee:

Mr. Frankenberg
Mr. Myers

COMPENSATION DISCUSSION & ANALYSIS

Role and Authority of Our Compensation Committee

The members of the Compensation Committee are Messrs. Frankenberg (Chair) and Myers, each of whom qualifies as (i) an “independent director” under the requirements of the NASDAQ Stock Market, (ii) a “non-employee director” under Rule 16b-3 of the Exchange Act and (iii) an “outside director” under Section 162(m) of the code. Our Board of Directors created the Compensation Committee to discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Compensation Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company. The mandate of the Compensation Committee is to review and recommend to the Board of Directors the Company’s compensation and benefit policies, and oversee, evaluate and approve compensation plans, policies and programs for our executive officers.

The Compensation Committee has adopted a written charter approved by the Board of Directors, which is available on the Company’s website at http://www.nuance.com/company/governance/compensation.asp.

The Compensation Committee’s responsibilities are discussed in detail in the charter and include:

•	reviewing and approving for the Chief Executive Officer and the executive officers of the Company (a) annual base salaries, (b) annual incentive bonuses, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements; and

•	making recommendations to the Board of Directors with respect to incentive compensation plans.

The Compensation Committee establishes all elements of compensation paid to our Chief Executive Officer and reviews and approves all elements of compensation paid to our other executive officers, including all of the other executive officers named in the Summary Compensation Table (these executive officers, together with the Chief Executive Officer are referred to herein as the “Named Executive Officers”). The Chief Executive Officer, in consultation with the Sr. Vice President of Human Resources and other members of our senior management, makes all decisions regarding the compensation of our other executive officers. The Compensation Committee also reviews the compensation of all non-employee directors and recommends changes, when appropriate, to the Board of Directors.

In carrying out its responsibilities, the Compensation Committee may engage outside consultants and/or consult with the Company’s Human Resources department as the Compensation Committee determines to be appropriate. The Compensation Committee also may obtain advice and assistance from internal or external legal, accounting or other advisers selected by the Compensation Committee. The Compensation Committee may delegate any of its responsibilities to one or more subcommittees, to the extent permitted by applicable law. The Compensation Committee did not delegate any responsibilities to a subcommittee during fiscal 2010.

Executive Summary

Fiscal Year 2010 Corporate Performance

Fiscal year 2010 was a year of many accomplishments as well as important challenges. We reported 18% revenue growth and 14% operating cash flow growth, which were driven by strength in Healthcare and Mobile & Consumer Markets. We continued to maintain a disciplined approach in controlling operating costs.

Fiscal year 2010 was a strong year for the Company. In our Healthcare markets, on-demand revenue grew due to strong bookings and implementation of large medical transcription contracts, while at the same time license revenue grew as we increasingly serve the market for electronic medical records. In our Mobile and Consumer markets, design wins enabled us to continue to increase both the adoption of our products in more models and also the depth of penetration, as devices such as the T-Mobile 3G Slide and Ford SYNC II greatly increased the number of functions powered by our solutions. In addition, mobile services adoption increased, linked to downloadable applications, Web services, voicemail-to-text services, and services offered directly on devices. We had our most successful Dragon launch quarter, launching both Dragon NaturallySpeaking 11 and Dragon Dictate for Mac in the

fourth quarter. Although revenue declined slightly in our Enterprise markets, we made progress in the business by implementing large on-demand contracts, signing new on-demand contracts, and increasing our backlog of professional services hours, as well as entering into new contracts and pilot projects for our mobile customer care solution. In our Imaging markets, the acquisition of eCopy contributed to significant revenue growth and channel expansion, and we had successful launches of our optical character recognition and .pdf products. During Fiscal 2010, we made investments targeted at improving organic revenue growth. Across our product lines, we expanded our technology, improved performance, and introduced support for additional languages. We increased our technical and sales capacity by growing our R&D, professional services and sales teams.

Compensation Philosophy

Our compensation philosophy is designed to promote the Company’s business objectives on the principle that the Company’s achievements result from the coordinated efforts of all employees working toward common strategic goals. Our success depends on achieving a level of performance that is focused on results that support the execution of our objectives as outlined in our operating plan. Our guiding compensation principles focus on:

•	aligning the interests of the Company’s executives and employees with those of the Company’s stockholders and customers;

•	linking executive and employee compensation to the Company’s performance;

•	offering significant levels of at-risk compensation in the form of stock options and restricted stock awards so that the long-term reward available to the Company’s executive officers will have a direct correlation to stockholder value; and

•	attracting, retaining and motivating the best employees.

We support a “pay-for-performance” philosophy by measuring performance and recognizing and rewarding employee contributions toward financial success. Our objective is to implement strategies for delivering compensation that are competitive with the overall software industry, provide sufficient emphasis on “pay-for-performance” and are appropriately aligned with the Company’s financial goals and long-term stockholder returns.

Compensation Consultant

The Compensation Committee retained an independent consultant, Pearl Meyer & Partners, as its compensation consultant to assist the Compensation Committee with implementing the Company’s total compensation program. Pearl Meyer & Partners provides the Compensation Committee with research, comparative market data and advice to consider and evaluate when making compensation decisions. Pearl Meyer & Partners did not perform any non-executive compensation services for the Company and is deemed to be independent.

Competitive Positioning

In order to determine the competitiveness of our overall compensation for executive officers, we review the compensation for comparable positions within our industry, the historical compensation levels of our executive officers and the individual performance of executive officers evaluated against their individual objectives established for the preceding year. The Compensation Committee believes the group of software companies it benchmarks against provides an appropriate peer group because the Company competes for the same employee pool at the executive level, is in the same or similar industry and is of generally similar size as measured by revenue and market cap. . The Compensation Committee uses data that it obtains from these companies through surveys, proxy statements and other public filings. In addition, this data is supplemented by survey data from a broad group of companies that are of similar size and industry provided by Pearl Meyer & Partners. The Compensation Committee annually reviews the companies in our peer group and makes changes as necessary to ensure that our peer group comparisons are appropriate. For fiscal 2010, the Compensation Committee determined that the companies listed below were appropriate for inclusion in the Company’s peer group based on several factors, most notably their comparable size based on revenue, # of employees and markets they compete in. Sybase Inc., included in our peer group for fiscal 2009, was eliminated for fiscal 2010 because they were acquired by SAP. We also replaced three other companies in our fiscal 2009 peer group (those being Mentor Graphics Corp., Progress

Software Corp. and TIBCO Software Inc.) because of growth in certain areas of our business and would not consider them in the pool that would compete for executive recruitment. As a result we felt that certain other companies would be better suited for inclusion in our peer group. The following sixteen companies comprised our peer group for fiscal 2010:

•	Autodesk Inc.	•	BMC Software	•	Cadence Design Systems
•	Citrix Systems Inc.	•	Compuware Corp	•	Lawson Software Inc.
•	McAfee Inc.	•	Micros Systems Inc.	•	Parametric Technology Group
•	Quest Software, Inc.	•	Red Hat, Inc.	•	Salesforce.com Inc.
•	Synopsys Inc.	•	Verifone Holdings Inc.	•	VeriSign Inc.
•	VMWare, Inc.

The Compensation Committee historically reviewed targeting base salaries at the 50th percentile for our peer group. The Compensation Committee’s philosophy to date has been to place heavy emphasis on performance-based compensation and long-term incentive compensation which reflected in the percentile average for the Named Executive Officers in fiscal 2009 to be below the median percentile of its peer group. For Fiscal 2010, the Compensation Committee analyzed and considered in detail whether to shift the compensation pay mix to a higher percentile as we evolved as a company and hired new executives from larger companies. The average of the base salaries of our Named Executive Officers is currently positioned at the 50th percentile. For fiscal 2010, the Compensation Committee decided to make changes to Mr. Beaudoin and to variable compensation pay for Mr. Chambers both of which are reflected in the Compensation Table. Mr. Beaudoin received a base salary increase to bring him closer to the median percentile of the peer group. Mr. Chambers, due to his transition into a sales executive role, was provided with this additional variable incentive that would tie him directly to a sales performance target applicable for his new role. The Compensation Committee will continue to adjust the compensation pay mix as we evolve as a Company.

The Compensation Committee continued with its philosophy of “pay-for-performance” in fiscal 2010 by continuing its practice to place a much greater emphasis on the at-risk earnings of our Named Executive Officers so that their interests were better aligned with the interests of our shareholders. The Compensation Committee offers significant levels of at-risk compensation in the form of stock options, restricted stock units and performance-based restricted stock unit awards that are directly tied to stockholder value. The Compensation Committee targets total direct compensation (comprised of base salary, annual cash incentives and equity-based compensation) to be heavily driven by Company and individual performance. At this target level of performance, total direct compensation is positioned at or above the 75th percentile of our peer group. To arrive at this targeted percentile for the total direct compensation of our Named Executive Officers, the Compensation Committee considers corresponding data gathered from public filings for the equivalent positions of the Named Executive Officers at the companies included in our peer group, as well as similar data from published surveys for each position. The rationale behind the total compensation being at or above the 75th percentile is that a significant portion, more than 50% of their total compensation is at risk and if they do not perform, the value would decrease and not be paid out. The 75th percentile or above would be achieved if they are performing which directly aligns them with the interests of the shareholders. At the end of fiscal 2010, the Compensation Committee reviewed the performance of our Named Executive Officers as well as Company performance and as a result, determined that the payments outlined below under performance-based compensation were achieved based on the performance of the Company and for the performance of each of our Named Executive Officers.

Elements of Executive Compensation

We have a performance-focused compensation philosophy that places emphasis on at-risk pay with a balanced focus between short-term and long-term strategic objectives. Consistent with this philosophy, a significant majority of the target total annual direct compensation available to our Named Executive Officers is variable depending on the Company’s results. To achieve this, we use equity-based compensation in the form of stock options, time-based restricted stock units (“TBRSUs”), performance-based restricted stock units (“PBRSUs”) and a performance-based annual bonus program that may be paid out in cash or stock (with or without additional vesting provisions) or a combination of both (the “Bonus Program”). The performance measures we establish for the PBRSU grants and

Bonus Program targets are designed to promote stockholder return, market share, and revenue and earnings growth. The Compensation Committee consulted with its compensation consultant in deciding how to balance our long-term versus short-term incentives, and given the volatile nature of the software industry, it decided to establish performance goals based on financial targets. Our performance measurement period for our Bonus Program and for the PBRSU grants was our 2010 fiscal year and was based upon financial targets which included corporate and divisional revenue achievement for corporate and divisional operating income targets as well as earnings per share. PBRSU grants are classified as long-term incentives because they are stock-based and vest only if the performance criteria are achieved. The PBRSU grants may cover performance periods over a one to four year fiscal period. Goals are set annually to cover the applicable fiscal year measurement period as further summarized in the Grants of Plan Based Awards Table.

Our annual Company Bonus Program is based upon the achievement of Company financial targets approved by the Compensation Committee which are based on the Board-approved financial plans for the Company. For fiscal 2010, the Company would fund 100% of the bonus plan if it achieved non-GAAP revenue of $1.22 billion and non-GAAP earnings per share of $1.12. The Compensation Committee has the discretion to approve bonus payments for the Executives which are higher or lower than the target bonus amounts based upon the performance of the individual executive. Based on final results for fiscal 2010, the Compensation Committee approved the funding of the Company Bonus Program at 80% of the approved target. The Compensation Committee then exercised its discretion in finalizing the appropriate bonus allocations for each of the Named Executive Officers, with the final bonus allocations to each Named Executive Officer as further detailed below in ‘Performance-Based Incentive Compensation.’ Discretion was then used by the Compensation Committee for each Named Executive Officer by taking into account each individual performance which mainly focuses on financial results for the divisions for which they were responsible for and the difficulty of the markets for which the executive is responsible for.

Vesting of PBRSU grants issued to the Named Executive Officers is based upon the achievement of financial performance objectives established on an individual basis by the Compensation Committee. Individual performance objectives approved by the Compensation Committee are detailed further under performance-based incentive compensation.

Determination of Executive Officer Compensation

We review executive officer compensation annually to ensure that it is consistent with our compensation philosophies, Company and individual performance, changes in the market and executives’ individual responsibilities. Within the second quarter of our fiscal year, or in line with the company-wide performance process, we conduct a review of each executive officer, including the Chief Executive Officer. The Chief Executive Officer presents to the Compensation Committee his evaluation of each executive officer, which includes a review of the executive’s contribution and performance during the past year (as compared to the goals we established at the beginning of the fiscal year for the executive as described in more detail below), strengths, weaknesses, development plans and succession potential. The Company’s human resources group also assists in the reviews of the executive officers, all of whom report directly to the Chief Executive Officer. The reviews typically focus on the executive’s performance in the past year. The Compensation Committee then makes its own assessments based on the Chief Executive Officer’s presentation and, based on its assessments of the strengths and weaknesses and achievement against goals, approves each executive’s bonus award for the past year, including any discretionary elements to such awards, and the elements of each executive’s total compensation, including performance-based compensation, for the following fiscal year, taking into account in each case the Chief Executive Officer’s evaluation, the scope of the executive’s responsibilities and experience and the Compensation Committee’s own review of survey data provided by Pearl Meyer & Partners.

The Compensation Committee works with the Chief Executive Officer to define and establish his annual goals. In fiscal 2010, Mr. Ricci’s goals were based on achievement of the non-GAAP corporate revenue and earnings per share targets established by the Company’s Board of Directors as part of the Company’s fiscal 2010 operating plan. The Chief Executive Officer works in conjunction with the other Named Executive Officers to develop their goals, which are approved by the Compensation Committee. The Named Executive Officers’ goals are designed to align with the Company’s and Chief Executive Officer’s goals. The fiscal 2010 goals for our Named Executive Officers varied based on their respective business functions and responsibilities as further detailed below under performance-based compensation. The Company and individual goals for our executives are established in a manner such that target attainment is not assured; meaning the executives’ receipt of compensation for performance at or above target will require significant effort on their part.

In fiscal 2010, the compensation for the Named Executive Officers comprised the following elements, each of which is discussed in greater detail below:

•	Base salary;

•	Performance-Based Incentive Compensation;

•	Long-Term Equity Incentive Compensation;

•	Retirement and other benefits;

•	Perquisites; and

•	Severance benefits.

Base Salary

Base salary reflects the executive’s responsibilities, performance and expertise and is designed to be competitive with salary levels in effect at comparable high-technology companies. The base salary provides a basic level of compensation and is necessary to recruit and retain executives. The Compensation Committee establishes salaries based on the data provided by its compensation consultant for companies within our peer group as well as job performance and level of experience of each individual executive. We generally tie the amount of short-term incentive compensation and severance benefits to an executive’s base compensation. For fiscal 2010, the Compensation Committee reviewed the base salaries of each of the Named Executive Officers and took the following actions for the Named Executive Officers:

Executive:	2009	2010	Percentile	Change:

Paul Ricci	$575,000	$575,000	<25th	—
Thomas Beaudoin	$350,000	$400,000	35th	$50,000
Steven Chambers	$400,000	$400,000	55th	—
Janet Dillione	N/A	$450,000	>75th	—
Jeanne McCann	$300,000	$300,000	50th

Performance-Based Incentive Compensation

Our Bonus Program is based upon the Company’s achievement of pre-established financial goals for the fiscal year. With respect to Mr. Hunt, however, 100% of his cash variable amount is based upon the achievement of his sales incentive target which was paid out quarterly based on actual achievement. Mr. Chambers also has an incentive of $100,000 which is based upon the achievement of his sales incentive target which was paid out quarterly based on actual achievement. Annual bonuses may be paid in cash or restricted stock units, which may or may not have additional vesting requirements established by the Compensation Committee. The Bonus Program is designed to support our strategic business objectives, promote the attainment of specific financial goals, reward achievement of specific performance objectives, and encourage leadership and teamwork. The targets for payment of annual cash bonuses are based on the Company’s non-GAAP revenue and earnings per share targets for the applicable fiscal year as stated above. Minimum and maximum performance targets are established by the Compensation Committee and adjusted during the year, if appropriate, to reflect the impact of acquisitions. The amount of each executive’s actual bonus is based on the extent to which the Company achieves or exceeds the targets and their individual performance as discussed below. The minimum and maximum performance percentages that may be paid out to the Named Executive Officers are detailed in the Grants of Plan Based Awards table. Each executive is assigned a participation level that generally reflects the executive’s position and is expressed as a percentage of the executive’s base salary. During fiscal 2010, the Compensation Committee reviewed the participation levels for each of the Named Executive Officers and determined that in comparison to our peer group, they were appropriately aligned and averaged at the 50th percentile. When the cash compensation is combined with performance-based long-term equity incentive compensation, the resulting total compensation package for the Named Executive Officers is at or above the 75th percentile. This follows the philosophy of our Compensation Committee and also further aligns the interests of our Named Executive Officers with the interests of the shareholders for greater ownership and long-term growth. The participation levels for the Company’s Named Executive Officers for fiscal 2010 (other than Mr. Hunt, whose annual bonus is commission based and Mr. Chambers who has an additional $100,000 incentive which is commission based), and the bonus amounts the Named Executive Officers were entitled to, are set forth below:

				Fiscal 2010
				Actual Bonus
		Fiscal 2010	Fiscal 2010	Amount
		Target	Actual Bonus	Paid in	Total Value
	Achievement	Bonus	Amount —	Restricted	of 2010
Name	Level	Amount(1)	(Cash)	Stock Units	Bonus Earned

Paul A. Ricci(2)	80%	$575,000	$460,000	0	$460,000
Thomas L. Beaudoin(3)	80%	$230,000	0	11,253	$185,000
Steven G. Chambers(4)	86%	$250,000	0	13,077	$215,000
Janet M. Dillione(5)	86%	$175,000	0	9,124	$150,000
Jeanne F. McCann(6)	56%	$180,000	0	6,082	$100,000
Richard L. Green (Terminated on 3/31/2010)

(1)	Bonuses for fiscal 2010 were paid out in a combination of cash and restricted stock units, as further detailed in the above table. The amounts reflected in this column represent the payout to each Named Executive Officer if their bonus had been achieved at 100% with the exception of Ms. Dillione’s which was pro-rated 50% due to her joining the Company mid-way through the fiscal year. To the extent a portion of the Named Executive Officer’s bonus was paid out in Restricted Stock Units, the Restricted Stock Units were converted using the closing price on November 15, 2010 of $16.44 which was the date the committee approved the company-wide bonus funding amount. These restricted stock units will vest on March 15, 2011. Any portion of the bonus paid out to executive in cash will be paid by March 15, 2011.

(2)	The Compensation Committee determined that the payout to Mr. Ricci at 80% of his target bonus was appropriate after reviewing his individual performance for fiscal 2010 and the financial results for the Company. The Compensation Committee further determined that Mr. Ricci’s was to be paid out in cash only due to the limitations under our equity compensation plans for Section 162(m) of the Internal Revenue Code of 1986, as amended.

(3)	The Compensation Committee determined that the payout to Mr. Beaudoin at 80% of his target bonus was appropriate after reviewing his individual performance for fiscal 2010 and the financial results for the Company. The Compensation Committee determined that Mr. Beaudoin’s bonus would be paid in Restricted Stock Units rather than cash as the Restricted Stock Units would better align Mr. Beaudoin with the interests of our shareholders for greater ownership combined with long-term growth.

(4)	The Compensation Committee determined that the payout to Mr. Chambers at 86% of his target bonus was appropriate after reviewing his individual performance for fiscal 2010 along with the financial performance of the Company which Mr. Chambers had tremendous influence in achieving. Mr. Chambers took on a new sales executive role as well as chief marketing role and produced increased financial results globally. The Compensation Committee determined that Mr. Chambers’ bonus would be paid in Restricted Stock Units rather than cash as the Restricted Stock Units would better align Mr. Chambers with the interests of our shareholders for greater ownership combined with long-term growth.

(5)	The Compensation Committee determined that the payout to Ms. Dillione at 86% of her target bonus was appropriate after reviewing her individual performance for fiscal 2010 along with the financial performance for the divisions under Ms. Dillione’s responsibility. As stated in the Executive Summary, the healthcare division was a tremendous contributor into a successful fiscal 2010 performance and Ms. Dillione had significant influence into these results. The Compensation Committee determined that Ms. Dillione’s bonus would be paid in Restricted Stock Units rather than cash as the Restricted Stock Units would better align Ms. Dillione with the interests of our shareholders for greater ownership combined with long-term growth.

(6)	The Compensation Committee determined that the payout to Ms. McCann at 56% of her target bonus was appropriate after reviewing her individual performance for fiscal 2010 along with the financial performance for the divisions under Ms. McCann’s responsibility. The Compensation Committee determined that a higher portion of Ms. McCann’s bonus would be paid in Restricted Stock Units rather than cash as the Restricted Stock Units would better align Ms. McCann with the interests of our shareholders for greater ownership combined with long-term growth.

In addition, as noted above, the vesting of PBRSU grants issued to the Named Executive Officers is based upon the achievement of financial performance objectives established on an individual basis, at the beginning of the fiscal year or in Ms. Dillione’s situation upon hire, by the Compensation Committee. Individual performance objectives are approved by the Compensation Committee and include objectives related to financial performance goals. For fiscal 2010, the following table outlines the performance metrics and achievements against those targets for PBRSU grants.

			Percentage
			Achievement for
			FY 2010
			Performance		# of PBRSUs
Named Executive	# of PBRSUs	FY 2010 Performance Metric	Metric		Earned

Paul A. Ricci	243,725	50% of PBRSUs tied to achievement of corporate revenue target.	100%		243,725
	243,725	50% of PBRSUs tied to corporate earnings per share target.	109%		243,725

	487,450		100	% vest	487,450

		For each metric: 100% of PBRSUs vest if achievement at 100% or greater; 75% of PBRSUs vest if achievement at 95% or greater; 50% of PBRSUs vest if achievement at 90% or greater; and no PBRSUs vest if achievement is below 90%.

Thomas L. Beaudoin	34,375	50% of PBRSUs tied to achievement of corporate revenue target.	100%		34,375
	34,375	50% of PBRSUs tied to corporate earnings per share target	109%		34,375

	68,750		100	% vest	68,750

		For each metric: 100% of PBRSUs vest if achievement at 100% or greater; 75% of PBRSUs vest if achievement at 95% or greater; 50% of PBRSUs vest if achievement at 90% or greater; and no PBRSUs vest if achievement is below 90%.

Steven G. Chambers	71,250	60% of PBRSUs tied to achievement of worldwide revenue target.	98%		53,438

			Percentage
			Achievement for
			FY 2010
			Performance		# of PBRSUs
Named Executive	# of PBRSUs	FY 2010 Performance Metric	Metric		Earned

	47,500	40% of PBRSUs tied to corporate earnings per share target.	109%		47,500

	118,750		85	% vest	100,938

		For each metric: 100% of PBRSUs vest if achievement at 100% or greater; 75% of PBRSUs vest if achievement at 95% or greater; 50% of PBRSUs vest if achievement at 90% or greater; and no PBRSUs vest if achievement is below 90%.

	12,500	100% of PBRSUs tied to achievement of 1st half FY2010 worldwide revenue target.	100	% vest	12,500

		100% of PBRSUs vest if achievement at 100% or greater; 75% of PBRSUs vest if achievement at 95% or greater; 50% of PBRSUs vest if achievement at 90% or greater; and no PBRSUs vest if achievement is below 90%.

Janet Dillione	10,000	1/3 of these PBRSUs were tied to achievement of 2nd half FY2010 Healthcare revenue target;	102%		10,000
	10,000	1/3 of these PBRSUs were tied to achievement of 2nd half FY2010 eScription/Focus & Ichart On-Demand revenue target and;	88%		0
	10,000	1/3 of these PBRSUs were tied to achievement of 2nd half FY2010 Healthcare operating income target.	107%		10,000

	30,000		67	% vests	20,000

		For each metric: 100% of PBRSUs vest if achievement at 100% or greater; 75% of PBRSUs vest if achievement at 95% or greater; 50% of PBRSUs vest if achievement at 90% or greater; and no PBRSUs vest if achievement is below 90%.

Don Hunt	30,000	60% of PBRSUs tied to achievement of worldwide revenue target.	98%		22,500

			Percentage
			Achievement for
			FY 2010
			Performance		# of PBRSUs
Named Executive	# of PBRSUs	FY 2010 Performance Metric	Metric		Earned

	20,000	40% of PBRSUs tied to corporate earnings per share target.	109%		20,000

	50,000		85	% vest	42,500

		For each metric: 100% of PBRSUs vest if achievement at 100% or greater; 75% of PBRSUs vest if achievement at 95% or greater; 50% of PBRSUs vest if achievement at 90% or greater; and no PBRSUs vest if achievement is below 90%.

Jeanne F. McCann	8,334	1/3 of shares tied to achievement of FY2010 Healthcare revenue target;	103%		8,334
	8,333	1/3 of shares tied to FY2010 eScription/Focus & Ichart On-Demand revenue target and;	92%		4,167
	8,333	1/3 of shares tied to FY2010 Healthcare operating income target.	108%		8,333

	25,000		83	% vest	20,834

		For each metric: 100% of PBRSUs vest if achievement at 100% or greater; 75% of PBRSUs vest if achievement at 95% or greater; 50% of PBRSUs vest if at 90% or greater; and no PBRSUs vest if achievement is below 90%.

	12,500	50% of PBRSUs tied to achievement of 1st half FY2010 Healthcare revenue target and 50% of PBRSUs tied to achievement of 1st half Healthcare operating income target.	100	% vest	12,500
		100% of PBRSUs vest if achievement at 100% or greater; 75% of PBRSUs vest if achievement at 95% or greater; 50% of PBRSUs vest if achievement at 90% or greater; and no PBRSUs vest if achievement is below 90%.

Long Term Equity Incentive Compensation

We grant equity in the form of stock options and restricted stock units to provide long-term incentives for executive officers and other key employees. Vesting of these equity awards is designed to align the interests of our executive officers with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner and to remain employed by the Company.

The Compensation Committee determines equity award levels based on market data provided to the Compensation Committee by Pearl Meyer & Partners as well as the peer group study described above. Annual equity awards are granted based on the performance of the executive, the market data results and are typically granted in the form of performance-based grants, time-based grants and options. The Compensation Committee reviews the Executive Officers prior years’ fiscal year performance at the first meeting of the fiscal year and will grant equity awards if deemed appropriate at that meeting. Any equity granted to employees as promotion or retention awards or to newly hired eligible employees are generally granted on the 15th of the month following the effective date of the promotion, retention or hire, or the first business day thereafter if such day is not a business day, with the exception of the issuance of inducement grants which are granted promptly following the closing of an acquisition or upon hiring of an employee. In the case of options, the exercise price of an option is the closing price of the Company’s common stock on the NASDAQ Stock Market on the date of grant. All stock option grants to Named Executive Officers are granted with an exercise price equal to or above the fair market value of the underlying stock on the date of grant. The Compensation Committee does not grant equity compensation awards in anticipation of the release of material nonpublic information. Similarly, the Company does not time the release of material nonpublic information based on equity award grant dates.

We have made significant changes to our equity compensation program over the past several years to reduce its dilutive effects. In fiscal 2005, we introduced time-based restricted stock unit grants with accelerations for achievement of financial targets. In fiscal 2006, we moved to a combination of options, performance-based equity awards and time-based equity awards with a greater emphasis on pay-for-performance. The Compensation Committee believes these equity awards align the interests of the executive officers with the interests of stockholders and reduce dilution. The Compensation Committee also believes these changes increase our ability to retain executives by increasing their opportunity to receive full value equity awards pursuant to restricted stock units, which also help to decrease future exposure to underwater options.

During fiscal 2010, the Compensation Committee approved the issuance of certain equity awards to our Named Executive Officers, which were follows:

Named Executive			# of Shares Subject
Officer	Type of Award	Grant Date	to the Award	Applicable Vesting Schedule

Paul A. Ricci	Restricted Stock Units	November 4, 2009(2)	250,000	Shares vest in full on September 30, 2011
	Restricted Stock Units	February 3, 2010(2)	125,000	Shares vest in full on September 30, 2011
	Restricted Stock Units	February 3, 2010(2)	375,000	These are PBRSU’s and will be tied to fiscal 2011 performance targets that will be set by the Compensation Committee in the first quarter of fiscal 2011.
	Stock Option	November 4, 2010(2)	1,000,000	100% of the Shares will vest on September 30, 2011
Thomas Beaudoin	Restricted Stock Units	November 4, 2009(3)	50,000	PBRSU’s with 100% of the Shares tied to fiscal 2010 goals. Goals established and assessment of achievement of these shares are outlined in fiscal 2010 assessments of PBRSU’s.
	Restricted Stock Units	December 14, 2009(1)	8,881	Vested in full on March 14, 2010
Steven Chambers	Restricted Stock Units	November 4, 2009(3)	75,000	PBRSU’s with 100% of the Shares tied to fiscal 2010 goals. Goals established and assessment of achievement of these shares are outlined in fiscal 2010 assessments of PBRSU’s.
		December 14, 2009(1)	11,513	Vested in full on March 14, 2010

Named Executive			# of Shares Subject
Officer	Type of Award	Grant Date	to the Award	Applicable Vesting Schedule

Janet Dillione	Restricted Stock Units	April 15, 2010(4)	150,000	The Shares are subject to time-based vesting, 1/3 of the Shares vest on April 15, 2011, 1/3 of the Shares vest on April 15, 2012 and 1/3 of the Shares vest on April 15, 2013
	Restricted Stock Units	April 15, 2010(4)	5,630	Vested in full on June 30, 2010
	Restricted Stock Units	April 15, 2010(4)	100,000	PBRSU’s with 30% of the Shares tied to fiscal 2010 goals (as outlined in assessment of fiscal 2010 PBRSU’s), 40% of the Shares tied to fiscal 2011 goals and 30% of the shares tied to fiscal 2012 goals
Donald Hunt	Restricted Stock Units	November 16, 2009(5)	75,000	The Shares are subject to time-based vesting, 25% of the Shares vest on February 16, 2010, 25% of the Shares vest on May 16, 2010, 25% of the Shares vest on August 16, 2010 and 25% of the Shares vest on November 16, 2010
	Restricted Stock Units	November 16, 2009(5)	50,000	PBRSU’s with 100% of the Shares tied to fiscal 2010 goals. Goals established and assessment of achievement of these shares are outlined in fiscal 2010 assessments of PBRSU’s.
Jeanne McCann	Restricted Stock Units	December 14, 2009(1)	4,934	Vested in full on March 14, 2010

(1)	These equity awards were issued as partial payment for bonuses awarded to our Named Executive Officers under the Company’s fiscal 2009 bonus program.

(2)	These equity awards were issued to Mr. Ricci pursuant to his amended and restated employment agreement entered into on June 23, 2009, and described in further detail below. Under Mr. Ricci’s employment agreement, the committee is to review Mr. Ricci’s performance on an annual basis and based on performance, issue awards consistent with prior year’s practices if performance warrants the issuance. After review of Mr. Ricci’s performance as well as the Company’s, it was determined that these awards were warranted. Although these awards bring Mr. Ricci’s Total Compensation significantly above the 75th percentile of the peer group, the Compensation Committee felt that these awards and mix of awards were appropriate for Mr. Ricci given that there was no adjustment made to his base salary.

(3)	The Compensation Committee’s consistent practice is to review the performance of each of the executives at the first meeting of the fiscal year. After review of the performance, competitive positioning of the executives and market date, the committee determined it was appropriate to issue the equity awards to Mr. Beaudoin and Mr. Chambers. These were issued as performance-based awards to directly align their performance and compensation with achievement of goals. If they did not achieve in their expanded roles, the PBRSU’s would not vest therefore they would not receive the shares. The awarding of these grants, bring them at the 75th percentile of its peer group.

(4)	These equity awards were issued to Ms. Dillione as part of her new hire package to join the Company in April 2010.

(5)	Mr. Hunt stepped down as an Executive Officer in October 2010 and took on a Strategic role in Sales. These awards were issued to Mr. Hunt to retain him for the transition from his Executive Vice President of Sales role.

Retirement and Other Benefits

We offer a 401(k) retirement plan, to provide our employees a tax-advantaged savings plan. We make matching contributions to the plan to encourage employees to save money for their retirement. The plan enhances our ability to attract and retain key employees because it increases the range of benefits we offer to them.

All of our U.S. employees, including our executive officers, are entitled to participate in the 401(k) plan. The Company matches 50% of the first 4% of eligible compensation that is contributed to the plan. Non-U.S. employees are covered under different retirement plans. The Company match paid to each of the Named Executive Officers is reflected in the All Other Compensation column in the Summary Compensation Table set forth below and detailed in the footnotes.

We have maintained the Nuance Communications, Inc. 1995 Employee Stock Purchase Plan, or the ESPP, since its adoption in 1995. Eligible employees, including our executive officers, may elect to contribute between 1% and 12% of their annual cash compensation, on an after-tax basis, to purchase shares of our Common Stock; provided, however, that an employee may not purchase more than 2,000 shares per offering period, or $25,000 of Company Common Stock per year pursuant to Internal Revenue Service restrictions. We issue shares of our Common Stock under the ESPP in six month offering periods to eligible employees at a price that is equal to eighty-five percent of the lower of the Common Stock’s fair market value at the beginning or the end of the offering period.

We offer an enhanced wellness program to our executive officers to maximize the health of our executive team. This benefit provides for an enhanced annual medical exam for each executive officer.

Our Named Executive Officers, other than Mr. Ricci, are eligible to receive a $500,000 term life insurance policy at the Company’s expense which is in addition to the broad-based program that provides term life insurance for all employees in an amount up to the lesser of $500,000 or two times the employee’s base salary. Mr. Ricci receives a $1,000,000 term life insurance policy at the Company’s expense, in addition to the broad-based program described above. The cost of these policies, if applicable, is reflected in the All Other Compensation column in the Summary Compensation Table and detailed in the footnotes.

All of our employees based in the United States receive long-term disability benefits that provide for payment of 60% (sixty percent) of their eligible earnings capped at a maximum of $13,000 in disability benefits per month if they are deemed to be unable to work in their own occupation for a period of two years. Beyond the second year, if able, employees will be required to return to work to any position they are suited for based on education and training. We provide for an enhanced disability benefit to our Named Executive Officers that provides for a payment of 60% (sixty percent) of their eligible earnings capped at a maximum of $18,500 per month, with the exception of Mr. Ricci who is not subject to this maximum amount and has a benefit of 60% of his base earnings. In addition, the Named Executive Officers have an enhanced Own Occupation provision that provides for continuation of benefits beyond the two years if they cannot return to their own occupation. The expense associated with this enhanced benefit is reflected in the All Other Compensation column in the Summary Compensation Table and detailed in the footnotes.

We offer a variety of health and welfare programs to all eligible employees. Our Named Executive Officers generally are eligible for benefit programs on the same basis as the rest of our broad-based employees. The health and welfare programs are intended to encourage a healthy lifestyle and protect employees against catastrophic loss. Our health and welfare programs include medical, wellness, dental, vision, disability, life insurance and accidental death and dismemberment.

Perquisites

We provide our Named Executive Officers with additional perquisites, including reimbursement for tax and financial planning services, annual wellness benefit, and a car allowance, which are reflected in the All Other Compensation column in the Summary Compensation Table and detailed in the footnotes. The Compensation Committee believes these perquisites are reasonable and consistent with the Company’s overall compensation program, because they better enable the Company to attract and retain superior employees for its key positions. The Compensation Committee reviews and approves perquisites provided to the Named Executive Officers.

Executive Severance Policy

The Compensation Committee has entered into agreements, on behalf of the Company, with certain executive officers and the Chief Executive Officer which provide for certain benefits upon certain terminations of employment. The Company has also adopted severance policies regarding these matters. The severance policy is designed to attract and retain executive officers and to provide replacement income if their employment is terminated because of an involuntary termination by the Company other than for cause. Vice Presidents who are designated as participants are eligible to participate in the policy, provided they agree to be bound by all of the restrictions, conditions and limitations under the policy, including a customary covenant not to compete against the Company in cases where such covenants are legally enforceable. The covenant not to compete restricts affected executives from competing against the Company during, and for twelve months after, the period of their employment or up to twenty-four months for Mr. Ricci. In addition, a participating executive must release the Company from any claims relating to the executive’s employment and termination in order to receive severance benefits under the policy. The severance policy provides a lump-sum severance payment upon termination of employment by the Company other than for cause except for Mr. Ricci, who is to be paid severance throughout the non-competition period of eighteen to twenty-four months. Participating executives will receive varying amounts of severance in the form of base salary, bonus and other benefits. Details of these severance arrangements are provided under the ‘Employment, Severance and Change in Control’ section.

Tax Considerations

Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the deductibility of compensation paid to certain executive officers of public companies, unless the compensation meets certain requirements for “performance-based” compensation. In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Company and to the executives. However, tax consequences, including but not limited to tax deductibility by the Company, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by executives regarding options and other rights) that are beyond the Compensation Committee’s and the Company’s control. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For these reasons, although the Compensation Committee considers tax deductibility as one of the factors in determining executive compensation, it does not necessarily limit compensation to those levels or types of compensation that will be deductible. The Compensation Committee will, of course, consider alternative forms of compensation consistent with our compensation goals, which preserve deductibility as much as possible.

Section 280G of the Internal Revenue Code of 1986

Section 280G of the Code disallows a Company’s tax deduction for what are defined as “excess parachute payments” and Section 4999 of the Code imposes a twenty percent excise tax on any person who receives excess parachute payments. The Compensation Committee believes that the provision of tax gross-up protection for executive officers is not appropriate, and therefore no longer provides for any gross-up provisions with executive officers. This includes Mr. Ricci, whose new employment agreement entered into in June 2009 does not contain such a gross-up provision.

SUMMARY COMPENSATION TABLE

The table below sets forth, for the period indicated, the compensation paid or granted by the Company to the individuals who served during fiscal 2010 as Chief Executive Officer, Chief Financial Officer, the three most highly compensated executive officers of the Company, other than the Chief Executive Officer and the Chief Financial Officer, who were serving as executive officers as of September 30, 2010 and two former executive officers of the Company who would have been in the three most highly compensated category had they remained employed at the end of our fiscal year (collectively, the “Named Executive Officers”).

						Non-Equity
				Stock	Option	Incentive Plan		All Other
		Salary	Bonus	Awards	Awards	Compensation		Compensation		Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(1)	($)		($)		($)

Paul A. Ricci	2010	575,000		12,873,849	5,818,100	460,000	(2)	45,182	(3)	19,772,130
Chief Executive Officer	2009	557,308	—	6,988,165	6,226,900	550,000	(4)	70,766	(3)	14,393,139
	2008	575,000	—	6,053,962	1,952,610	345,000	(5)	39,316	(3)	8,965,888

Thomas L. Beaudoin	2010	381,346	—	1,202,679	—	—	(7)	34,054	(8)	1,618,079
Executive Vice President	2009	339,231	—	1,446,795	—	75,000	(9)	26,826	(8)	1,887,852
and Chief Financial Officer(6)	2008	87,500	—	758,500	712,570	31,500	(10)	4,725	(8)	1,594,795

Steven G. Chambers	2010	400,000		2,213,310	—	96,806	(11)	30,824	(12)	2,740,940
Executive Vice	2009	387,692	—	1,631,310	—	75,000	(13)	34,677	(12)	2,128,679
President Worldwide	2008	400,000	—	3,348,757	—	250,000	(14)	36,126	(12)	4,034,883
Sales and Chief Marketing Officer

Janet Dillione(15)	2010	211,514		3,296,789	—	—	(16)	26,284	(17)	3,534,226
Executive Vice President & GM Healthcare Division

Jeanne F. McCann	2010	300,000		657,372	—	—	(18)	25,209	(19)	982,581
Executive Technical Advisor	2009	290,769	—	1,096,703	—	50,000	(20)	24,082	(19)	1,461,554
	2008	300,000	—	623,482	—	100,000	(21)	24,715	(19)	1,048,197

Richard L. Green(22)	2010	189,231		3,068,577	670,260	—		7,739	(23)	3,935,807
Executive Vice President & General Manager Mobility & Enterprise Division

Donald W. Hunt(24)	2010	350,000		1,899,000	—	341,601	(25)	28,834	(26)	2,619,435
Senior Vice President	2009	339,231	—	1,800,000	—	260,502	(27)	24,575	(26)	2,424,308
Strategic Accounts	2008	350,000	—	1,434,000	—	287,055	(28)	23,245	(26)	2,094,300

(1)	Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown reflect the grant date value multiplied by the total shares granted as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note 17 of the Notes to Consolidated Financial Statements included in Nuance Communications, Inc.’s Annual Report on Form 10-K for 2010 filed with the SEC on November 29, 2010. (Amounts for prior fiscal periods were restated to reflect the grant date value).

(2)	Mr. Ricci earned this bonus pursuant to the Company’s 2010 Bonus Program, 100% of which will be paid in the last payroll cycle in February 2011.

(3)	Represents the following: Ricci

2010

Matching contributions to 401(k) plan	$4,900
Reimbursement for tax and financial planning services	4,732
Gross up for taxes on reimbursement for tax and financial planning services	2,736
Enhanced long term disability benefits	10,611
Premiums for term life insurance policy	3,450
Company-paid car lease	7,277
Car Allowance (changed to car allowance in April 2010)	9,231
Chairman’s Club	2,245

Total	$45,182

2009

Matching contributions to 401(k) plan	$4,900
Reimbursement for tax and financial planning services	3,267
Gross up for taxes on reimbursement for tax and financial planning services	1,611
Enhanced long term disability benefits	9,738
Reimbursement for legal fees associated with June contract renewal	19,317
Gross up for taxes on reimbursement for legal fees	13,846
Premiums for term life insurance policy	3,450
Company-paid car lease	12,306
Chairman’s Club	2,330

Total	$70,766

2008

Matching contributions to 401(k) plan	$4,600
Reimbursement for tax and financial planning services	10,000
Gross up for taxes on reimbursement for tax and financial planning services	4,397
Enhanced long term disability benefits	6,480
Premiums for term life insurance policy	3,450
Company-paid car lease	8,633
Chairman’s Club	1,756

Total	$39,316

(4)	Mr. Ricci earned this bonus pursuant to the Company’s 2009 Bonus Program, 50% of which was paid in December 2009 and 50% of which was paid on March 12, 2010.

(5)	Mr. Ricci earned this bonus pursuant to the Company’s 2008 Bonus Program, one-third of which was paid in December 2008 and two-thirds of which was paid on March 13, 2009. In addition to a cash bonus for fiscal 2008, Mr. Ricci received Restricted Stock Units having a value equal to $230,000 which vested on March 13, 2009.

(6)	Mr. Beaudoin began employment with the Company on July 1, 2008.

(7)	Mr. Beaudoin received his bonus pursuant to the Company’s 2010 Bonus Program in Restricted Stock Units having a value equal to $185,000, which will vest on March 15, 2011.

(8)	Represents the following: Beaudoin

2010

Matching contributions to 401(k) plan	$4,900
Reimbursement for tax and financial planning services	2,457
Gross up for taxes on reimbursement for tax and financial planning services	1,143
Enhanced long term disability benefits	3,694
Car Allowance	15,000
Executive Wellness Benefit	3,150
Gross-up for taxes on Wellness Benefit	1,465
Chairman’s Club	2,245

Total	$34,054

2009

Matching contributions to 401(k) plan	$4,900
Reimbursement for tax and financial planning services	1,400
Gross up for taxes on reimbursement for tax and financial planning services	227
Enhanced long term disability benefits	3,258
Car Allowance	14,711
Chairman’s Club	2,330

Total	$26,826

2008

Car Allowance	$3,750
Enhanced long term disability benefits	975

Total	$4,725

(9)	Represents the cash portion of the bonus earned by Mr. Beaudoin pursuant to the Company’s 2009 Bonus Program, 50% of which was paid in December 2009 and 50% of which was paid on March 12, 2010. In addition to this cash portion of the bonus Mr. Beaudoin earned pursuant to the Company’s 2009 Bonus Program, Mr. Beaudoin also received a portion of his bonus thereunder in Restricted Stock Units having a value equal to $135,000, which vested on March 14, 2010.

(10)	Mr. Beaudoin earned this bonus pursuant to the Company’s 2008 Bonus Program, one-third of which was paid in December 2008 and two-thirds of which was paid in March 2009. In addition to a cash bonus for fiscal 2008, Mr. Beaudoin received Restricted Stock Units having a value equal to $21,000 which vested on March 13, 2009.

(11)	Represents payment made to Mr. Chambers pursuant to his 2010 Sales Incentive Plan. Mr. Chambers also participates in the Company’s 2010 Bonus Program for which he received a payment in Restricted Stock Units having a value of $215,000, which will vest on March 15, 2011.

(12)	Represents the following: Chambers

2010

Matching contributions to 401(k) plan	$4,776
Enhanced long term disability benefits	3,694
Premium for term life insurance policy	1,165
Car Allowance	15,000
Taxable benefit for domestic partner coverage	3,944
Chairman’s Club	2,445

Total	$30,824

2009

Matching contributions to 401(k) plan	$4,831
Reimbursement for tax and financial planning services	4,476
Gross-up in taxes for tax and financial planning services	1,906
Enhanced long term disability benefits	3,258
Premiums for term life insurance policy	1,165
Car Allowance	14,711
Special Recognition Award	2,000
Chairman’s Club	2,330

Total	$34,677

2008

Matching contributions to 401(k) plan	$4,446
Reimbursement for tax and financial planning services	5,000
Gross-up in taxes for tax and financial planning services	2,220
Enhanced long term disability benefits	4,121
Premiums for term life insurance policy	640
Car Allowance	15,000
Executive Wellness Benefit	2,225
Gross-up for taxes on Wellness Benefit	718
Chairman’s Club	1,756

Total	$36,126

(13)	Represents the cash portion of the bonus earned by Mr. Chambers pursuant to the Company’s 2009 Bonus Program, 50% of which was paid in December 2009 and 50% of which was paid on March 12, 2010. In addition to this cash portion of the bonus that Mr. Chambers earned pursuant to the Company’s 2009 Bonus Program, Mr. Chambers also received a portion of his bonus thereunder in Restricted Stock Units having a value equal to $175,000, which vested on March 14, 2010.

(14)	Mr. Chambers earned this bonus pursuant to the Company’s 2008 Bonus Program, one-third of which was paid in December 2008 and two-thirds of which was paid in March 2009. In addition to a cash bonus for fiscal 2008, Mr. Chambers received Restricted Stock Units having a value equal to $100,000 which vested on March 13, 2009.

(15)	Ms. Dillione began employment with the Company on April 1, 2010.

(16)	Ms. Dillione received her bonus pursuant to the Company’s 2010 Bonus Program in Restricted Stock Units having a value equal to $150,000, which will vest on March 15, 2011.

(17)	Represents the following: Dillione

2010

Matching contributions to 401(k) plan	$519
Enhanced long term disability benefits	1,395
Temporary Living Allowance	24,369

Total	$26,284

(18)	Ms. McCann received her bonus pursuant to the Company’s 2010 Bonus Program in Restricted Stock Units having a value equal to $100,000, which will vest on March 15, 2011.

(19)	Represents the following: McCann

2010

Matching contributions to 401(k) plan	$4,969
Enhanced long term disability benefits	2,995
Car allowance	15,000
Chairman’s Club	2,445

Total	$25,209

2009

Enhanced long term disability benefits	$2,726
Car allowance	14,711
Matching contributions to 401(k) plan	4,315
Chairman’s Club	2,330

Total	$24,082

2008

Enhanced long term disability benefits	$3,342
Car allowance	15,000
Matching contributions to 401(k) plan	4,617
Chairman’s Club	1,756

Total	$24,715

(20)	Represents the cash portion of the bonus earned by Ms. McCann pursuant to the Company’s 2009 Bonus Program, 50% of which was paid in December 2009 and 50% of which was paid on March 12, 2010. In addition to this cash portion of the bonus Ms. McCann earned pursuant to the Company’s 2009 Bonus Program, Ms. McCann also received a portion of her bonus thereunder in Restricted Stock Units having a value equal to $75,000, which vested on March 14, 2010.

(21)	Ms. McCann earned this bonus pursuant to the Company’s 2008 Bonus Program, one-third of which was paid in December 2008 and two-thirds of which was paid in March 2009. In addition to a cash bonus for fiscal 2008, Mr. Chambers received Restricted Stock Units having a value equal to $18,500 which vested on March 13, 2009.

(22)	Mr. Green began employment with the Company on October 12, 2009 and terminated on March 31, 2010.

(23)	Represents the following: Green

2010

Car Allowance	$5,769
Enhanced LTD Premium	1,970

Total	$7,739

(24)	Mr. Hunt transitioned from an Executive Officer in October 2010 and was in a transition role with the Company for the 2010 Fiscal Year. Mr. Hunt terminated employment with the Company on November 30, 2010.

(25)	Represents commission payments made to Mr. Hunt pursuant to his 2010 Sales Incentive Plan achievement

(26)	Represents the following: Hunt

2010

Matching contributions to 401(k) plan	$538
Reimbursement for tax and financial planning services	2,690
Gross-up in taxes for tax and financial planning services	1,251
Enhanced long term disability benefits	3,694
Car allowance	15,000
Executive Wellness Benefit	2,331
Gross-up for taxes on Wellness Benefit	1,084
Chairman’s Club	2,245

Total	$28,834

2009

Matching contributions to 401(k) plan	$2,206
Enhanced long term disability benefits	3,258
Car allowance	14,711
Executive Wellness Benefit	1,921
Gross-up for taxes on Wellness Benefit	149
Chairman’s Club	2,330

Total	$24,575

2008

Matching contributions to 401(k) plan	$2,368
Enhanced long term disability benefits	4,121
Car allowance	15,000
Chairman’s Club	1,756

Total	$23,245

(27)	Represents commission payments made to Mr. Hunt pursuant to his 2009 Sales Incentive Plan achievement.

(28)	Represents commission payments made to Mr. Hunt pursuant to his 2008 Sales Incentive Plan achievement.

GRANTS OF PLAN BASED AWARDS

The following table shows all plan-based awards granted to our Named Executive Officers during fiscal 2010. The awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal Year End table.

										All Other
		Estimated Possible Payouts Under				Estimated Future Payouts				Stock Awards			Grant Date
		Non-Equity Incentive				Under Equity Incentive				Number of		Exercise or Base	Fair Value of
		Plan Awards(1)				Plan Awards				Shares of		Price of Option	Stock and
		Threshold	Target		Maximum	Threshold	Target	Maximum		Stock or Units		Awards	Option
Name	Grant Date	($)	($)		($)	(#)	(#)	(#)		(#)		($/Sh)	Awards ($)(2)

Paul A. Ricci	11/4/2009									250,000	(3)		3,400,000
	2/3/2010									125,000	(3)		1,903,750
	2/3/2010							375,000	(4)				TBD
	12/31/2009							362,450	(5)				5,628,849
	12/31/2009							125,000	(5)				1,941,250
	11/4/2009									1,000,000	(6)	$13.60	5,818,100
	10/1/2009	230,000	575,000		690,000
Thomas L. Beaudoin	12/14/2009									8,881	(7)		134,991
	12/31/2009							50,000	(8)				776,500
	12/31/2009							18,750	(8)				291,188
	10/1/2009	92,000	230,000		276,000
Steven G. Chambers	12/31/2009							75,000	(9)				1,164,750
	12/31/2009							18,750	(9)				291,188
	12/31/2009							25,000	(9)				388,250
	12/31/2009							12,500	(10)				194,125
	12/14/2009									11,513	(7)		174,998
	10/1/2009	100,000	250,000		300,000
	10/1/2009		96,806	(11)
Janet Dillione	4/15/2010									150,000	(12)		2,664,000
	4/15/2010									5,630	(13)		99,988
	4/15/2010							30,000	(14)				532,800
	4/15/2010							70,000	(15)				TBD
	10/1/2009	70,000	175,000		210,000
Jeanne F. McCann	12/31/2009							25,000	(16)				388,250
	12/31/2009							12,500	(17)				194,125
	12/14/2009									4,934	(7)		74,996
	10/1/2009	72,000	180,000		216,000
Richard L. Green	10/15/2009									150,000	(18)		2,319,000
	10/15/2009									15,000	(19)		231,900
	12/31/2009							33,334	(18)				517,677
	10/15/2009							66,666	(18)				TBD
	10/15/2009									100,000	(18)	$15.46	672,260
Donald W. Hunt	11/16/2009									75,000	(20)		1,050,000
	11/16/2009							50,000	(21)				849,000
	10/1/2009		341,601	(22)

(1)	The Company’s annual bonus program provides that annual bonuses may be paid in cash or shares of stock, which may or may not have additional vesting requirements, as determined by the Compensation Committee. The amounts reflected in this table as “Threshold,” “Target” and “Maximum” are estimated amounts and assume that each Named Executive Officer participating in the Company’s annual bonus program would receive a payment based solely upon the percent by which the program is funded. The actual amount paid to each Named Executive Officer is determined based upon their performance during the fiscal year. For fiscal 2010, the Compensation Committee determined that each Named Executive Officer would receive a percentage of their target amount, with an amount payable pursuant to the Bonus Program paid in the form of cash to Mr. Ricci (to be paid 100% in the last pay cycle in February 2011), and in the form of Restricted Stock Units that will vest on March 15, 2011 to the remaining Named Executive Officers. Details of the actual amounts earned by the Named Executive Officers and the Restricted Stock Units granted to each Named Executive Officer are set forth in the footnotes to the Summary Compensation Table above.

(2)	Reflects the grant date fair value of each target equity award computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in Note 17 to the Company’s consolidated financial statements as filed with the SEC on Form 10-K on November 29, 2010. These amounts do not correspond to the actual value that will be recognized by the Named Executive Officers. For grants identified with no fair market value, those grants are tied to future fiscal period performance and the fair market value is therefore not measureable until goals are determined.

(3)	These grants will vest 100% on September 30, 2011.

(4)	This grant is performance-based and will vest 100% if Mr. Ricci achieves his fiscal 2011 corporate financial targets. There is no grant date fair value as for accounting purposes this is not granted until targets are established. If targets are not achieved, these shares will not vest and will be forfeited.

(5)	These grants are performance-based and are tied to fiscal 2010 corporate financial targets. 50% was tied to corporate revenue achievement and 50% was tied to corporate EPS targets. It was determined that Mr. Ricci achieved at least 100% of the targets for both measurements and shares were released.

(6)	This grant will vest 100% on September 30, 2011.

(7)	These grants were issued pursuant to the Company’s 2009 Bonus Plan and vested on March 14, 2010.

(8)	These grants are performance-based and are tied to fiscal 2010 corporate financial targets. 50% was tied to corporate revenue achievement and 50% was tied to corporate EPS targets. It was determined that Mr. Beaudoin achieved at least 100% of the targets for both measurements and shares were released.

(9)	These grants are performance-based and are tied to fiscal 2010 corporate financial targets. 60% was tied to worldwide revenue achievement and 40% was tied to corporate EPS targets. It was determined that Mr. Chambers achieved at a level to vest 85% of the shares tied to these targets.

(10)	This grant was performance-based and is tied to first half fiscal 2010 corporate financial targets. 100% was tied to first half 2010 worldwide revenue achievement. It was determined that Mr. Chambers achieved at a level to vest 100% of the shares tied to this target.

(11)	This amount was earned in fiscal 2010 by Mr. Chambers pursuant to his Sales Incentive Plan.

(12)	This grant was issued pursuant to Ms. Dillione’s new hire offer. These shares will vest 1/3 annually over a 3-year vesting period.

(13)	This grant was issued pursuant to Ms. Dillione’s new hire offer. These shares vested on June 30, 2010.

(14)	This grant is performance-based and is tied to fiscal 2010 corporate financial targets. 33% was tied to 2nd half fiscal 2010 Healthcare revenue target, 33% was tied to 2nd half fiscal 2010 eScription/Focus & Ichart On-Demand revenue targets and 33% was tied to 2nd half fiscal 2010 Healthcare operating income targets. It was determined that Ms. Dillione achieved at a level to vest 67% of the shares.

(15)	These shares are performance-based and will vest up to 40,000 for fiscal 2011 financial targets and 30,000 for fiscal 2012 financial targets. There is no grant date fair value as for accounting purposes this is not granted until targets are established. If targets are not achieved, these shares will not vest and will be forfeited.

(16)	This grant is performance-based and is tied to fiscal 2010 corporate financial targets. 33% was tied to fiscal 2010 Healthcare revenue target, 33% was tied to fiscal 2010 eScription/Focus & Ichart On-Demand revenue targets and 33% was tied to fiscal 2010 Healthcare operating income targets. It was determined that Ms. McCann achieved at a level to vest 83% of the shares.

(17)	This grant was performance-based and is tied to first half fiscal 2010 corporate financial targets. 50% was tied to first half 2010 Healthcare revenue achievement and 50% to first half 2010 Healthcare operating income targets. It was determined that Ms. McCann achieved at a level to vest 100% of the shares tied to this target.

(18)	These grants were issued pursuant to Mr. Green’s new hire offer. Mr. Green terminated employment on March 31, 2010 and all shares under these grants were forfeited.

(19)	This grant was issued pursuant to Mr. Green’s new hire offer. This grant vested on March 31, 2010 in connection with Mr. Green’s separation from the Company.

(20)	This grant will vest 25% each quarter commencing on the grant date of the award.

(21)	This grant is performance-based and is tied to fiscal 2010 corporate financial targets. 60% was tied to worldwide revenue achievement and 40% was tied to corporate EPS targets. It was determined that Mr. Hunt achieved at a level to vest 85% of the shares tied to these targets.

(22)	This amount was earned in FY2010 by Mr. Hunt pursuant to his Sales Incentive Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth all outstanding equity awards held by each Named Executive Officer outstanding as of September 30, 2010:

Stock Awards
Equity Incentive	Equity Incentive
Plan Awards:	Plan Awards:
Number of	Market or
Option Awards	Unearned	Payout
Number of	Number of	Number of	Market	Shares, or	Value of
Securities	Securities	Shares or	Value of	Units	Unearned
Underlying	Underlying	Units of	Shares or	or Other	Shares,
Unexercised	Unexercised	Option	Stock That	Units of Stock	Rights	Units or
Options	Options	Exercise	Option	Have Not	That Have Not	That Have Not	Other Rights That
Grant	Exercisable	Unexercisable	Price	Expiration	Vested	Vested	Vested	Have Not Vested
Name	Date	(#)	(#)	($)	Date	(#)	($)	(#)	($)

Paul A. Ricci	—	—	—	—	—	375,000	(1)	5,865,000	862,450	(2)	13,488,718
4/29/2002	561,554	—	5.36	4/29/2012	—	—	—	—
6/14/2002	450,000	—	6.97	6/14/2012	—	—	—	—
3/16/2005	750,000	—	3.79	3/16/2012	—	—	—	—
8/11/2006	1,000,000	—	7.57	8/11/2013	—	—	—	—
9/30/2008	300,000	—	12.19	9/30/2015	—	—	—	—
6/23/2009	1,000,000	—	12.00	6/23/2016	—	—	—	—
11/04/2009	1,000,000	(3)	13.60	11/04/2016	—	—	—	—
Thomas Beaudoin	7/1/2008	54,166	45,834	(4)	15.17	7/1/2015	—	—	—	—
—	—	—	—	—	91,666	(5)	1,433,656	106,250	(6)	1,661,750
Steven G. Chambers	04/16/2007	25,000	—	16.41	4/16/2014	—	—	—	—
125,000	(7)	1,955,000	118,750	(8)	1,857,250
Janet Dillione	—	—	—	—	—	—	—	—	—
150,000	(9)	2,346,000	100,000	(10)	1,564,000
Jeanne F. McCann	2/17/2003	50,012	4.01	2/17/2013	—	—	—	—
8/11/2003	75,000	3.92	8/11/2013	—	—	—	—
2/15/2005	50,000	4.46	2/15/2012	—	—	—	—
2/28/2005	50,000	4.29	2/29/2012	—	—	—	—
2/15/2006	100,000	9.30	2/15/2013	—	—	—	—
4/16/2007	25,000	—	16.41	4/16/2014	—	—	—	—
—	—	—	—	—	33,334	(11)	521,344	25,00	(12)	391,000
Richard L. Green (terminated 3/31/2010)	—	—	—	—	—	—	—	—	—
Donald W. Hunt (terminated 11/30/2010)	10/10/2006	8,333	8,334	(13)	9.61	10/10/2013	—	—	—	—
—	—	—	—	—	18,750	(14)	293,250	50,000	(15)	782,000

(1)	These shares are time-based and will vest on September 30, 2011.

(2)	These shares are performance-based and will only vest upon achievement of certain targets. The vesting of 487,450 of the shares is based upon achievement of fiscal 2010 Revenue and EPS target. Upon the filing of the Company’s Annual Report on Form 10-K, it was determined that Mr. Ricci achieved targets that would vest 100% of the shares. The vesting of the remaining 375,000 of the shares is based upon achievement of fiscal 2011 targets and will vest upon determination of achievement of such performance targets.

(3)	This grant vests in full on September 30, 2011.

(4)	This grant vests 25% on the grant date anniversary and then vests monthly thereafter for a total vesting period of four years.

(5)	These shares are under two time-based awards that vest at a rate of 12,500 on each of July 1, 2011 and 2012 and 66,666 shares vest annually in even installments on June 23, 2011 and 2012.

(6)	These shares are performance-based and will only vest upon achievement of certain targets. The vesting of 68,750 of the shares is based upon achievement of fiscal 2010 Revenue and EPS target. Upon the filing of the Company’s Annual Report on Form 10-K, it was determined that Mr. Beaudoin achieved targets that would vest 100% of the shares. The vesting of the remaining 37,500 of the shares is based upon achievement of 50% for fiscal 2011 targets and 50% for first half of Fiscal 2012 targets and will only vest upon determination of achievement of such performance targets.

(7)	These shares are time-based awards that vested 100,000 on October 1, 2010 and 25,000 on November 5, 2010. The 100,000 shares that vest on October 1, 2010 included an acceleration opportunity of 50% if the Company achieved its fiscal 2009 corporate Revenue and EPS target of 1.1B and $1.03 respectively. Upon the filing of the Company’s Annual Report on Form 10-K, it was determined that the Company did not achieve both the Revenue and EPS targets that would provide for acceleration of the vesting therefore the shares time-vested on October 1, 2010.

(8)	These shares are performance-based and will only vest upon achievement of certain targets. The vesting of the shares is based upon achievement of fiscal 2010 Revenue and EPS target. 60% was weighted to revenue target and 40% was weighted to EPS target. Upon the filing of the Company’s Annual Report on Form 10-K, it was determined that Mr. Chambers achieved targets that would vest 85% of the shares.

(9)	These shares were issued pursuant to Ms. Dillione’s new hire offer. These shares will vest 1/3 annually over a 3-year vesting period.

(10)	These shares are performance-based and will only vest upon achievement of certain targets. The vesting of 30,000 of the shares is based upon achievement of second half fiscal 2010 divisional revenue and operating income targets. Upon the filing of the Company’s Annual Report on Form 10-K, it was determined that Ms. Dillione achieved targets that would vest 67% of the shares. The vesting of the remaining 70,000 of the shares is based upon achievement fiscal 2011 targets (40,000 shares) and Fiscal 2012 targets (30,000 shares) and will only vest upon determination of achievement of such performance targets.

(11)	These shares vested on November 5, 2010.

(12)	These shares are performance-based and vest upon achievement of certain targets. The vesting of the shares is based upon achievement of fiscal 2010 divisional revenue and operating income targets. Upon the filing of the Company’s Annual Report on Form 10-K, it was determined that Ms. McCann achieved targets that would vest 83% of the shares.

(13)	This grant vests 25% on the grant date anniversary and then vests monthly thereafter for a total vesting period of four years.

(14)	These shares are time-based awards that vested on November 16, 2010.

(15)	These shares are performance-based and vest upon achievement of certain targets. The vesting of the shares is based upon achievement of fiscal 2010 Revenue and EPS target. 60% was weighted to revenue target and 40% was weighted to EPS target. Upon the filing of the Company’s Annual Report on Form 10-K, it was determined that Mr. Hunt achieved targets that would vest 85% of the shares.

OPTION EXERCISES AND STOCK VESTED

The following table shows all stock options exercised and the value realized upon exercise, and all other equity awards vested and the value realized upon vesting, by our Named Executive Officers during fiscal 2010.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Total Value
	Acquired on Exercise	Exercise	Acquired on Vesting	Realized on Vesting
Name	(#)	($)	(#)	($)

Paul A. Ricci	495,000	6,712,502	662,450	10,283,056
Thomas L. Beaudoin	—	—	67,215	1,082,850
Steven G. Chambers	71,964	505,049	214,638	3,532,771
Janet Dillione	—	—	5,630	84,163
Jeanne F. McCann	337,238	3,839,740	171,600	2,878,477
Richard L. Green			15,000	249,585
Donald W. Hunt	250,333	1,426,440	275,000	4,120,444

EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

Chief Executive Officer

Mr. Ricci serves as our Chief Executive Officer and Chairman of the Board. We entered into an amended and restated employment agreement with Mr. Ricci effective June 23, 2009. Pursuant to the terms of the new agreement, Mr. Ricci will continue to receive a base salary of $575,000 and an annual bonus opportunity of up to 100% of his base salary. The Company has also agreed to reimburse Mr. Ricci for up to $25,000 of tax and financial planning services per calendar year and to provide a $20,000 car allowance to Mr. Ricci per calendar year.

The Compensation Committee of the Board of Directors will review Mr. Ricci’s grant of restricted stock and stock options on an annual basis and any future annual grants of restricted stock and stock options will be consistent with the grants in the past, assuming consistent performance by Mr. Ricci and the Company.

Mr. Ricci will also receive a post-retirement medical benefit for the period following his retirement, but not before age 55, until such time as he is age 65, provided Mr. Ricci is an active full-time employee of the Company at the time of his retirement. In such case, the Company shall reimburse him for up to $250,000, net of withholding taxes, for expenses incurred to purchase medical or health insurance during the ten year period. In addition, Mr. Ricci is entitled to an enhanced long term disability benefit which provides for 60% of his base eligible earnings and continued payment of premiums by the Company for a $1 million term life insurance policy.

Upon any termination of Mr. Ricci’s employment by the Company, other than for cause, death or disability, or by Mr. Ricci for good reason, Mr. Ricci shall be entitled to continued payment of his base salary (as then in effect) and payment of his target bonus (as then in effect) for a period of eighteen months following termination; provided, however, if such termination occurs within 12 months of a change of control of the Company, Mr. Ricci shall be entitled to continued payment of his base salary (as then in effect) and payment of his target bonus (as then in effect) for a period of twenty-four months following termination.

In addition, upon any termination of Mr. Ricci’s employment by the Company, other than for cause, death or disability, or by Mr. Ricci for good reason, Mr. Ricci will receive (i) continued payment by the Company of the group medical, dental and vision continuation coverage premiums for Mr. Ricci and his eligible dependents under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) during the applicable severance period under the Company’s group health plans, as then in effect; (ii) continued payment of the annual premium for the remaining term of the life insurance policy, (iii) full acceleration and vesting as of the termination date of all equity awards issued to Mr. Ricci prior to August 11, 2006 and (iv) continued vesting during the severance period of all equity awards issued on or after August 11, 2006 (with any unvested options or other equity awards remaining at the termination of the severance period forfeited to the Company); provided, however, if such termination occurs within 12 months of a change of control of the Company, all remaining unvested stock options and other equity awards held by Mr. Ricci shall accelerate in full upon the termination event. Following termination of Mr. Ricci’s employment, Mr. Ricci shall be entitled to exercise all stock options granted prior to August 11, 2006 for the life of the stock options, and all stock options granted on or after August 11, 2006 for the lesser of (i) the life of the stock option or (ii) two years following the termination date.

Definitions per Mr. Ricci’s contract:

Cause.  For purposes of this Agreement, “Cause” means Executive’s employment with the Company is terminated after a majority of the Board has found any of the following to exist: (i) that Executive has been convicted of a felony in connection with the performance of his obligations to the Company or which adversely affects the Executive’s ability to perform such obligations; (ii) a breach of duty of loyalty owed to the Company by Executive, or the usurpation of any Company corporate opportunity by Executive, that has a material detrimental effect on the Company’s reputation or business; (iii) the commission by the Executive of an act of fraud or embezzlement which results in loss, damage or injury to the Company, whether directly or indirectly; (iii) a material disclosure of the Company’s confidential or proprietary information by the Executive which violates the terms of the Confidential Information Agreement; or (iv) Executive’s continued substantial willful nonperformance (except by reason of Disability) of his employment duties after Executive has received a written demand for performance by the Board and has failed to cure such nonperformance within 15 business days of receiving such notice.

Change of Control.  For the purposes of this Agreement, a “Change of Control” means the occurrence of any of the following events, but only to the extent such event constitutes a “change in control event” for purposes of Section 409A: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or (ii) a change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors (“Incumbent Directors” will mean directors who either (A) are members of the Board as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Board at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company)); or (iii) the date of the consummation of a merger or consolidation of the Company with any other corporation that has been approved by the stockholders of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the date of the consummation of the sale or disposition by the Company of all or substantially all the Company’s assets.

Disabled.  For purposes of this Agreement, “Disabled” means Executive being unable to perform the principal functions of his duties due to a medically certifiable physical or mental impairment, but only if such inability has lasted or is reasonably expected to last for at least six months. Whether Executive is Disabled will be determined by a third party administrator of the Company’s long-term disability program.

Good Reason.  For purposes of this Agreement, “Good Reason” means (i) without the Executive’s consent, a significant reduction of the Executive’s duties, position, reporting status, or responsibilities relative to the Executive’s duties, position, reporting status, or responsibilities in effect immediately prior to such reduction, or the removal of the Executive from such position, duties and responsibilities or change in reporting status, unless the Executive is provided with comparable duties, position and responsibilities or reporting status; also a reduction in duties, position, reporting status or responsibilities by virtue of the Company being acquired and made part of a larger entity will constitute “Good Reason” unless the Executive remains in his position as Chief Executive Officer of a publicly traded company that conducts substantially the same core operations, business and activities as were conducted by the Company prior to any such acquisition or similar corporate transaction; (ii) without the Executive’s consent, a substantial reduction, by the Board of the Executive’s Base Salary as in effect immediately prior to such reduction (unless such reduction is part of an overall Company effort that effects similarly situated senior executives of the Company); (iii) without the Executive’s consent, the requirement that Executive relocate his principal place of employment more than fifty (50) miles from the current location of the Company’s principal executive offices; (iv) a material breach by the Company of this Agreement; and (iv) failure of Executive to be nominated as a Board member. Executive will not resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and, if such grounds are susceptible to cure, a reasonable cure period of not less than thirty (30) days following the date of such notice. Any resignation for Good Reason must occur within two years of the initial existence of the grounds constituting Good Reason.

If Mr. Ricci’s employment is terminated due to his death or disability, Mr. Ricci (or his legal heirs or designees) shall be entitled to receive (i) an amount equal to one and one-half times his base salary at the time of his death or disability, (ii) 100% of his target performance bonus, (iii) continued payment of the annual premium for the remaining term of the life insurance policy, (iv) the allowance remaining under the post-retiree medical benefit, (v) Company-paid coverage for a period of two years for Mr. Ricci and his eligible dependents under the Company’s health benefit plans (or at the Company’s option, coverage under a separate plan), providing benefits that are no less favorable than those provided under the Company’s plans immediately prior to his death, and all equity awards issued to Mr. Ricci shall accelerate and be fully vested as of the termination date, with an extended period of time to exercise vested options for a period of two years.

Mr. Ricci has agreed not to compete with the Company or solicit the Company’s employees or customers during the period in which he is receiving severance payments from the Company. For all termination situations described above, in order for Mr. Ricci to receive the severance benefits described above, Mr. Ricci must execute and deliver to the Company, and not revoke, a full general release, in a form acceptable to the Company, releasing all claims, known or unknown, that he may have against the Company, and any subsidiary or related entity, their officers, directors, employees and agents, arising out of or any way related to his employment or termination of employment with the Company.

The following table describes the potential payments upon termination of Mr. Ricci’s employment by the Company without cause (as defined in his employment agreement) or by Mr. Ricci for good reason (as defined in his employment agreement). For purposes of valuing Mr. Ricci’s equity awards, the amounts below are based on a per share price of $15.64, which was the closing price as reported on the NASDAQ Global Select Market on September 30, 2010.

	Termination			Termination Without
	Without Cause or			Cause or
	Resignation for		Termination	Resignation for
	Good Reason	Retirement from	Due to	Good Reason
	(No Change of	Nuance	Death or	(With a Change of
	Control)	After Age 55	Disability	Control)

Severance Payment	$862,500	—	$862,500	$1,150,000
Bonus	862,500	—	862,500	1,150,000
Equity Awards	13,326,515	—	13,326,515	13,326,515
Benefits Continuation	26,671	—	35,561	35,561
Post-Retirement Medical Coverage	—	250,000	250,000	250,000

Total	$15,078,185	$250,000	$15,912,076	$15,912,076

Other Named Executive Officers

Mr. Beaudoin has served as our Chief Financial Officer since August 12, 2008. As part of Mr. Beaudoin’s June 3, 2008 offer letter, in the event Mr. Beaudoin’s employment is terminated without cause and provided he executes our standard severance agreement, which includes a full release of claims, Mr. Beaudoin will receive a severance package of six months base salary and six months Company-paid health insurance under COBRA. If Mr. Beaudoin’s employment is terminated without cause within twelve months following a change of control, he will receive a severance package of twelve months base salary and twelve months Company-paid health insurance under COBRA, plus immediate acceleration of all of his unvested time-based stock options and restricted stock.

For purposes of Mr. Beaudoin’s offer letter, “Cause” means his employment with Nuance is terminated after a majority of the Board has found any of the following to exist: (i) the commission by him of a felony, either in connection with the performance of his obligations to Nuance or which adversely affects his ability to perform such obligations; (ii) gross negligence, dishonesty or breach of fiduciary duty; or (iii) the commission by him of an act of fraud or embezzlement which results in loss, damage or injury to Nuance, whether directly or indirectly; (iv) disclosure of Nuance’s confidential or proprietary information which violates the terms of the Non-Compete, Proprietary Information, & Conflict of Interest Agreement; (v) his continued substantial willful nonperformance (except by reason of disability) of his employment duties after he received a written demand for performance by the Board and he failed to cure such nonperformance within 15 business days of receiving such notice

Mr. Chambers has served as Executive Vice President Worldwide Sales and Chief Marketing Officer since October 14, 2009. Prior to that position, Mr. Chambers served as President of our Mobility & Consumer Services Division. As part of Mr. Chambers’ August 2003 offer letter, in the event Mr. Chambers’ employment is terminated for any reason other than cause, and provided he executes our standard severance agreement, which includes a full release of claims, Mr. Chambers will be eligible to receive a severance package that is equal to the greater of the severance provided under the Senior Management severance plan in place at the time of his termination or six months base salary and six months Company-paid health insurance under COBRA. If Mr. Chamber’s employment is terminated without cause within six months following a change of control, he will receive a severance package of twelve months base salary and twelve months Company-paid health insurance under COBRA, plus immediate acceleration of all of his unvested time-based stock options and restricted stock.

For purposes of Mr. Chambers’ offer letter, “Cause” means that Executive’s employment with the Company is terminated for any of the following reasons: (i) theft, dishonesty, or falsification of any Company records; (ii) improper disclosure of the Company’s confidential or proprietary information; (iii) Executive’s continued substantial violations of his employment duties after Executive has received a written demand for performance from the Company; or (iv) Executive’s conviction of, or plea of nolo contendere to, any felony.

Ms. Dillione has served as our Executive Vice President & GM of our Healthcare Division since April 1, 2010. As part of Ms. Dillione’s March 29, 2010 offer letter, in the event Ms. Dillione’s employment is terminated without cause and provided she executes our standard severance agreement, which includes a full release of claims, Ms. Dillione will receive a severance package of twelve months base salary and twelve months Company-paid health insurance under COBRA. If Ms. Dillione’s employment is terminated without cause within twelve months following a change of control, she will receive a severance package of twelve months base salary and twelve months Company-paid health insurance under COBRA, plus immediate acceleration of all of her unvested time-based stock options and restricted stock.

For purposes of Ms. Dillione’s offer letter, “Cause” means Executive’s employment with the Company is terminated after the CEO has found any of the following to exist: (i) Employee’s act of dishonesty or fraud; (ii) Employee’s breach of the fiduciary duty or duty of loyalty owed to the Company, or breach of the duty to protect the Company’s confidential and propriety information; (iii) Employee’s conviction of a felony or a crime involving fraud, embezzlement, dishonesty, misappropriation of funds or any other act of moral turpitude; (iv) Employee’s gross negligence or misconduct in the performance of his/her duties; (v) Employee’s breach of this Agreement or written policies of the Company; (vi) Employee’s engagement in conduct or activities that result or will potentially result in negative publicity or public disrespect, contempt or ridicule of the Company or are detrimental to the business or reputation of Company; (vii) Employee’s failure to abide by the lawful directives of the Company; (viii) Employee’s failure to satisfactorily perform the duties of his/her position; or (ix) Employee’s death or absence from work due to disability for a period in excess of ninety (90) days in any twelve month period, to the extent consistent with the applicable requirements of federal and state disability law.

Ms. McCann currently serves as our Executive Technical Advisor. Under the terms of a letter addressed to Ms. McCann on February 17, 2003, in the event there is a change of control and Ms. McCann’s employment is terminated within six months following the change of control, and provided she executes our standard severance agreement, which includes a full release of claims, all of her unvested stock options and restricted stock will become fully vested as of the effective date of the termination of her employment. In addition, under the terms of our standard severance benefits for officers, if Ms. McCann’s employment is terminated without cause, Ms. McCann will receive a severance package of six months base salary and six months Company-paid health insurance under COBRA, provided, however, if such termination occurs in connection with a change of control, Ms. McCann will receive a severance package of twelve months base salary and twelve months Company-paid health insurance under COBRA.

For purposes of Ms. McCann’s letter agreement, “Cause” means her employment with Nuance is terminated after a majority of the Board has found any of the following to exist: (i) the commission by her of a felony, either in connection with the performance of her obligations to Nuance or which adversely affects her ability to perform such obligations; (ii) gross negligence, dishonesty or breach of fiduciary duty; or (iii) the commission by her of an act of fraud or embezzlement which results in loss, damage or injury to Nuance, whether directly or indirectly; (iv) disclosure of Nuance’s confidential or proprietary information which violates the terms of the Non-Compete, Proprietary Information, & Conflict of Interest Agreement; (v) her continued substantial willful nonperformance (except by reason of disability) of his employment duties after she received a written demand for performance by the Board and she failed to cure such nonperformance within 15 business days of receiving such notice

Mr. Green served as our Executive Vice President of our Mobility and Enterprise Division from October 2009 through his termination date of March 31, 2010. He received a payment equal to 16 weeks of base salary and accelerated vesting of 15,000 of shares of his outstanding awards.

Mr. Hunt serves as our Executive Vice President for Strategic Accounts. Prior to that position, Mr. Hunt served as President of Global Sales from October 2007 to November 2009 and our Senior Vice President Worldwide Sales from September 2006 to October 2007. As part of Mr. Hunt’s September 2006 offer letter, in the event Mr. Hunt’s employment is terminated without cause and provided he executes our standard severance agreement, which includes a full release of claims, Mr. Hunt will receive a severance package of twelve months base salary and twelve months Company-paid health insurance under COBRA. If Mr. Hunt’s employment is terminated without cause within twelve months following a change of control, he will receive a severance package of twelve months base salary and twelve months Company-paid health insurance under COBRA, plus immediate acceleration of all of his unvested stock options and restricted stock. In addition, if there is a change of control transaction and there is a significant reduction in Mr. Hunt’s duties, position, reporting status or responsibilities during the twelve month period following the change of control transaction, Mr. Hunt will have the right to the same change of control benefits, as outlined above, provided he remains with the Company for the full one-year period following the change of control, executes our standard severance agreement and gives notice of his intent to terminate employment within 30 days of the end of the twelve month period following the change of control transaction. Mr. Hunt terminated employment on November 29, 2010.

The following tables describe the potential payments upon termination of employment of our Named Executive Officers, other than our Chief Executive Officer, by the Company without cause (as defined in each individual employment agreement or offer letter). For purposes of valuing equity awards held by each Named Executive Officer, the amounts below are based on a per share price of $15.64, which was the closing price as reported on the NASDAQ Global Select Market on September 30, 2010.

Termination of Employment Without a Change of Control

		Accelerated
		Vesting of
	Severance Payment	Unvested Equity	Continuation of
Name	Upon Termination	Awards	Benefits	Total

Thomas L. Beaudoin	$200,000	—	$8,890	$208,890
Steven G. Chambers	$200,000	—	$3,150	$203,150
Janet Dillione	$450,000	—	$17,781	$467,781
Jeanne F. McCann	$150,000	—	$3,188	$153,188
Richard L. Green (Terminated 3/31/2010)
Donald W. Hunt (Terminated 11/29/2010)

Termination of Employment With a Change of Control

		Accelerated
		Vesting of
	Severance Payment	Unvested Equity	Continuation of
Name	Upon Termination	Awards	Benefits	Total

Thomas L. Beaudoin	$400,000	$1,455,107	$17,781	$1,872,887
Steven G. Chambers	$400,000	$1,954,875	$6,300	$2,361,175
Janet Dillione	$450,000	$2,345,850	$17,781	$2,813,631
Jeanne F. McCann	$300,000	$521,310	$6,375	$827,686
Richard L. Green (Terminated 3/31/2010)
Donald W. Hunt (Terminated 11/29/2010)

EQUITY COMPENSATION PLAN INFORMATION

As of September 30, 2010, there were 10,703,237 shares subject to issuance upon exercise of outstanding options under all of our equity compensation plans referred to in the table below, at a weighted average exercise price of $8.4358, and with a weighted average remaining life of 3.53 years. As of September 30, 2010, there were 10,662,954 full value awards outstanding. As of September 30, 2010, there were 7,797,137 shares available for issuance under those plans.

The following table provides information as of September 30, 2010 with respect to the shares of Common Stock that may be issued under our existing equity compensation plans.

(c)
Number of
Securities
Remaining
			(b)	Available for Future
	(a)		Weighted	Issuance Under
	Number of		Average	Equity
	Securities to be		Exercise Price	Compensation
	Issued Upon		of	Plans (Excluding
	Exercise of		Outstanding	Securities Reflected
	Options		Options	in Column (a))

Equity compensation plans approved by shareholders(1)	7,304,957	(2)	$9.14	11,981,338	(3)
Equity compensation plans not approved by shareholders(4)(5)	1,963,424	(6)(7)	$8.35	412,641

Total equity compensation plans	9,268,381		$8.97	12,393,979

(1)	Consists of our 1995 Directors’ Stock Option Plan, 1995 Employee Stock Purchase Plan, 1997 Employee Stock Option Plan, and 2000 Stock Plan.

(2)	Excludes 8,734,858 securities to be issued upon vesting of restricted stock units. As of September 30, 2010, shares of the Company’s Common Stock were issuable upon vesting of the restricted stock units.

(3)	Includes 4,596,836 shares of the Company’s Common Stock available for future issuance under the 1995 Employee Stock Purchase Plan.

(4)	Includes a stand-alone stock option grant to Mr. Hunt, a stand-alone stock option grant to Mr. Beaudoin, inducement grants issued to former BeVocal, Inc. employees as part of the BeVocal, Inc. acquisition, described more fully below, and grants under our 2000 Nonstatutory Stock Option Plan, our 1999 Stock Plan (formerly the eScription 1999 Stock Option Plan), and our 2003 Stock Plan (formerly the SpeechWorks International, Inc. 2000 Employee, Director and Consultant Stock Plan).

(5)	Excludes options assumed by the Company in the acquisitions of the former Nuance Communications, Inc., BeVocal, Inc., VoiceSignal Technologies, Inc., eScription, Inc. and Snap-In Software, Inc. As of September 30, 2010, a total of 1,434,856 shares of the Company’s Common Stock were issuable upon exercise of the assumed options. The weighted average exercise price of the outstanding assumed options is $4.98 per share and they have an average weighted life remaining of 4.7 years. Of the 1,434,856 shares outstanding, 1,282,459 were exercisable as of September 30, 2010. No additional options may be granted under the plans related to the assumed options, with the exception of the plans assumed in the Snap-In acquisition as described below.

(6)	Excludes securities to be issued upon vesting of restricted stock units under the Company’s assumed 2003 Stock Plan (formerly SpeechWorks International, Inc. 2000 Employee, Director and Consultant Stock Plan), the assumed 1999 eScription, Inc. Stock Plan, the assumed 2003 Snap-In Software, Inc. Plan and the assumed eCopy, Inc. 2007 Stock Option and Grant plan. As of September 30, 2010, 1,049,802 shares of the Company’s Common Stock were issuable upon the vesting of such restricted stock units.

Excludes 81,250 shares of the Company’s Common Stock issuable upon the vesting of a stand-alone restricted stock unit award to Mr. Beaudoin pursuant to his hiring, which was outstanding as of September 30, 2010. See Outstanding Equity Awards at Fiscal Year End table for details of this award to Mr. Beaudoin.

Excludes 30,000 shares of the Company’s Common Stock issuable upon the vesting of a stand-alone restricted stock unit award to Mr. Tempesta pursuant to his hiring, which was outstanding as of September 30, 2010. 10,000 of the restricted stock units are performance-based and vest annually over a 2-year period which is the remaining term of the grant. These shares will only vest for the achievement of the applicable performance targets. 20,000 of these restricted stock units are time-based and vest in equal annual installments over the remaining 2 year vesting period.

Excludes shares of the Company’s Common Stock issuable upon the vesting of stand-alone restricted stock unit awards that were granted in connection with the hiring of several employees in June 2008, totaling 80,166 shares of Company Common Stock. These restricted stock units will vest over a three to four year period from the date of grant vesting in even increments annually over the applicable period.

Excludes shares of the Company’s Common Stock issuable upon the vesting of stand-alone restricted stock unit awards granted in connection with the Company’s acquisitions of VoiceSignal Technologies, Inc., Tegic Corporation, Commissure, Viecore, Vocada, and Phillips. A total of 683,104 shares of the Company’s Common Stock were subject to such restricted stock units and remained unvested as of September 30, 2010. Shares subject to such restricted stock units vest over a three to four year period from the date of grant, vesting in even increments annually over the applicable period.

Excludes shares of the Company’s Common Stock issuable upon the vesting of restricted stock unit awards granted in connection with the Company’s acquisition of BeVocal, totaling 3,774 shares of the Company’s Common Stock. These awards were issued to reflect the adjustment to the exchange ratio as a result of the earnout as described in the merger agreement.

(7)	Includes the remaining outstanding shares from a stand-alone stock option to purchase 16,667 shares of the Company’s Common Stock granted to Mr. Hunt at a per share exercise price of $9.61 on October 10, 2006. This option, which was issued in connection with the hiring of Mr. Hunt, had 8,333 shares exercisable as of September 30, 2010.

Includes the outstanding shares from a stand-alone stock option to purchase 100,000 shares of the Company’s Common Stock granted to Mr. Beaudoin at a per share exercise price of $15.17 on July 1, 2008. This option, which was issued in connection with the hiring of Mr. Beaudoin, had 54,166 shares exercisable as of September 30, 2010. See Outstanding Equity Awards at Fiscal Year End table for details of this option.

Includes stand-alone stock option grants that were issued in connection with the Company’s acquisition of BeVocal, Inc. Stock options to purchase a total of 193,991 shares of the Company’s Common Stock were outstanding as of September 30, 2010. These options were issued at an exercise price of $16.30, have a seven-year term and as of September 30, 2010, there were 164,289 shares of Company Common Stock exercisable pursuant to such options.

DESCRIPTION OF PLANS NOT ADOPTED BY STOCKHOLDERS

2000 Nonstatutory Stock Option Plan (the “NSO Plan”)

In August 2000, the Board of Directors approved our NSO Plan. The NSO Plan has not been approved by our stockholders. The NSO Plan, which has been amended from time to time, provides for the grant of nonstatutory stock options to employees and consultants. A total of 10,150,000 shares of Common Stock have been reserved for issuance under the NSO Plan. Of this amount, as of September 30, 2010, options with respect to 1,130,026 shares were outstanding, and no shares were available for future grants as this plan expired on August 15, 2010. All of the outstanding options were granted with an exercise price at or above fair market value, ranging from $0.66 to $20.56 per share with an average per share exercise price of $6.45. Vesting schedules of the options range from 2 to 4 years, and they have a maximum term of 10 years. Shares subject to this plan are included in the table above.

Nuance 2003 Stock Plan (formerly the SpeechWorks International, Inc. 2000 Employee, Director and Consultant Stock Plan) (the “2003 Plan”)

In August 2003, in connection with the SpeechWorks acquisition, the Company assumed the 2003 Plan. The 2003 Plan provides for the grant of nonstatutory stock options or stock purchase rights to employees and consultants that were not employed by the Company prior to the time of the acquisition. A total of 4,402,011 shares of Common Stock have been reserved for issuance under the 2003 Plan. Of this amount, as of September 30, 2010, options with respect to 520,020 shares were outstanding, stock purchase rights with respect to 100,775 shares were outstanding, and no shares were available for future grants as this plan expired on May 9, 2010. All outstanding options were granted with an exercise price at or above fair market value, ranging from $3.46 to $20.56 per share with an average per share price of $7.99. Vesting schedules of the options range from 3 to 4 years, and have a maximum term of 10 years. Shares subject to this plan are included in the table above.

1999 eScription Stock Plan (Assumed as part of the eScription acquisition)

In May 2008, in connection with the eScription acquisition, the Company assumed the 1999 eScription Stock Option Plan (the “1999 Plan”). The 1999 Plan provides for the grant of incentive and non-qualified stock options or stock purchase rights to employees and consultants that were not employed by the Company prior to the time of the acquisition. A total of 3,852,710 shares of Common Stock have been reserved for issuance under the 1999 Plan. Of this amount, as of September 30, 2010, options with respect to 245,178 shares were outstanding, stock purchase rights with respect to 682,512 shares were outstanding, and no shares were available for future grants as this plan expired on August 9, 2009. All outstanding options were granted with an exercise price at or above fair market value, ranging from $.22 to $19.86 per share with an average per share price of $4.24. Vesting schedules of the options range from 3 to 4 years, and have a maximum term of 10 years. Shares subject to this plan are included in the table above unless otherwise footnoted.

2003 Snap-In Software, Inc. Stock Plan (Assumed as part of the Snap-In acquisition)

In October 2008, in connection with the Snap-In acquisition, the Company assumed the 2003 Snap-In Software, Inc. Stock Option Plan (the “2003 Plan”). The 2003 Plan provides for the grant of incentive and non-qualified stock options or stock purchase rights to employees and consultants that were not employed by the Company prior to the time of the acquisition. A total of 1,850,499 shares of Common Stock have been reserved for issuance under the 2003 Plan. Of this amount, as of September 30, 2010, options with respect to 312,763 shares were outstanding, stock purchase rights with respect to 259,015 shares were outstanding, and 412,641 shares were available for future grants. All outstanding options were granted with an exercise price at or above fair market value, ranging from $.03 to $17.89 per share with an average per share price of $8.95. Vesting schedules of the options range from 3 to 4 years, and have a maximum term of 10 years. Shares subject to this plan are included in the table above unless otherwise footnoted. This plan expires on July 13, 2013.

TRANSACTIONS WITH RELATED PERSONS

It is the policy of our Board of Directors that all transactions required to be reported pursuant to Item 404 of Regulation S-K be subject to approval by the Audit Committee of our Board of Directors. In furtherance of relevant NASDAQ rules and our commitment to corporate governance, the charter of the Audit Committee provides that the Audit Committee shall review and approve any proposed related party transactions including, transactions required to be reported pursuant to Item 404 of Regulation S-K for potential conflict of interest situations.

Our Audit Committee considers all of the available material facts and circumstances of a related person transaction, including: the direct and indirect interests of the related persons; in the event the related person is a director or nominee for director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s or nominee for director’s independence; the risks, costs and benefits of the transaction to us; and whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances.

After considering all such facts and circumstances, our Audit Committee and our Board of Directors determines whether approval or ratification of the related person transaction is in our best interests. For example, if our Audit Committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our Board of Directors that such transaction be approved or ratified. In addition, if a related person transaction will compromise the independence of one of our directors or nominees for director, our Audit Committee may recommend that our Board of Directors reject the transaction if it could affect our ability to comply with securities laws and regulations or NASDAQ listing requirements.

Each of the transactions described below were approved by our Audit Committee after making a determination that the transaction would be executed on terms no less favorable than those we could have obtained from unrelated third parties.

The policies and procedures described above are included in the charter for the Audit Committee, which is available on the Company’s website at http://www.nuance.com/company/governance/audit.asp.

Transactions and Relationships with Directors, Director Nominees, Executive Officers and Five Percent Stockholders

We believe that there has not been any transaction or series of transactions during fiscal year 2010 to which we were or are to be a participant in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer or holder of more than five percent of our common stock, or members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation described in the sections titled “Executive Compensation, Management and Other Information” or “Director Compensation” elsewhere in this proxy statement and as described below.

On May 5, 2005, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) by and among the Company, Warburg Pincus Private Equity VIII, L.P. and certain of its affiliated funds (collectively, the “Warburg Pincus VIII Funds”) pursuant to which the funds agreed to purchase and we agreed to sell 3,537,736 shares of our Common Stock and warrants to purchase 863,236 shares of our Common Stock (the “Securities Purchase Warrants”) for an aggregate purchase price of $15.1 million. The warrants had an exercise price of $5.00 per share and an original term of four years, which was extended to August 6, 2009 pursuant to a warrant amendment agreement that we entered into on January 13, 2009 with the Warburg Pincus VIII Funds. On May 9, 2005, the sale of the shares and the Securities Purchase Warrants pursuant to the Securities Purchase Agreement was completed. We also entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among the Company and the Warburg Pincus VIII Funds pursuant to which the funds agreed to purchase and we agreed to sell 14,150,943 shares of our Common Stock and warrants to purchase 3,177,570 shares of our Common Stock (the “Stock Purchase Warrants”) for an aggregate purchase price of $60.0 million. The Stock Purchase Warrants had an exercise price of $5.00 per share and a term of four years. On September 15, 2005, the sale of the shares and the warrants pursuant to the Stock Purchase Agreement was completed. The net proceeds from these two fiscal 2005 financings were $73.9 million. On July 29, 2009 and September 10, 2009, the Warburg Pincus VIII

Funds exercised all of the Securities Purchase Warrants and the Stock Purchase Warrants, respectively, each at the stated exercise price. As a result of the exercise of the Stock Purchase Warrants, the Securities Purchase Warrants and a warrant to purchase 525,732 shares of our Common Stock that the Warburg Pincus VIII Funds acquired in April 2004, we issued an aggregate 4,566,538 shares of our Common Stock to the Warburg Pincus VIII Funds during our fiscal fourth quarter 2009.

On May 20, 2008, in connection with our acquisition of eScription, we sold 5,760,369 shares of our Common Stock for a purchase price of $100.0 million, and warrants to purchase 3,700,000 shares of our Common Stock for a purchase price of $0.5 million to the Warburg Pincus VIII funds, pursuant to the terms of a purchase agreement dated April 7, 2008. The warrants have an exercise price of $20.00 per share and a term of four years.

On January 13, 2009, we entered into a Purchase Agreement with Warburg Pincus Private Equity X, L.P. and an affiliated entity pursuant to which Warburg Pincus Private Equity X, L.P. and the affiliated entity (the ‘‘Warburg Pincus X Funds” and together with the Warburg Pincus VIII Funds (“Warburg Pincus”) agreed to purchase, and we agreed to sell, an aggregate of 17,395,626 shares of our Common Stock for an aggregate purchase price of $174,999,997.56, and warrants to purchase an aggregate of 3,862,422 shares of Common Stock for an aggregate purchase price of $241,401.38. The warrants have an exercise price of $11.57 per share and a term of four years. The transaction closed on January 29, 2009.

In connection with the above financings, we granted Warburg Pincus registration rights giving Warburg Pincus the right to request that we use commercially reasonable efforts to register some or all of the shares of Common Stock issued to Warburg Pincus under the agreements described above, including shares of Common Stock underlying the warrants.

In connection with the foregoing transactions, we and Warburg Pincus entered into a Third Amended and Restated Stockholders Agreement dated January 29, 2009 (the “Third Amended and Restated Stockholders Agreement”), which amended and restated the previous Second Amended and Restated Stockholders Agreement dated May 20, 2008. The Third Amended and Restated Stockholders Agreement provides Warburg Pincus with the opportunity to designate two directors to the Board, until the later of (i) the date that Warburg Pincus shall cease to beneficially own at least 25,000,000 shares of our voting stock, or (ii) the date that Warburg Pincus’s percentage beneficial ownership of our voting stock is less than the quotient of (x) two divided by (y) the then authorized number of directors of the Company. As of the date hereof, Messrs. Janeway and Hackett are the designees of Warburg Pincus and are currently members of our Board of Directors.

During the fiscal year ended September 30, 2010, the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, acted as primary outside corporate and securities counsel to the Company. Ms. Martin, a member of our Board of Directors, is a member of Wilson Sonsini Goodrich & Rosati . For the fiscal year ended September 30, 2010, the Company paid $1.4 million to Wilson Sonsini Goodrich & Rosati for professional services provided to the Company. As of September 30, 2010, the Company had $3.4 million included in accounts payable and accrued expenses to Wilson Sonsini Goodrich & Rosati.

PROPOSAL NUMBER 2

APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 2000 STOCK PLAN

The stockholders are being asked to approve the Company’s amendment to the Amended and Restated 2000 Stock Plan (the “2000 Plan”). The 2000 Plan, as amended, will enable the Company to continue to use the 2000 Plan to assist in recruiting, motivating and retaining talented employees to help achieve the Company’s business goals.

The proposed amendment to the 2000 Plan will provide for an increase in the number of shares of Common Stock authorized for issuance under the 2000 Plan from 35,050,000 shares to 42,550,000 shares, or 7,500,000 shares.

If the amendment to increase the number of shares authorized for issuance is approved, Section 3 of the 2000 Plan would be amended to read in its entirety as follows:

“3. Stock Subject to the Plan.” Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 42,550,000 Shares (the “Plan Maximum”). If any outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan. Shares shall not be deemed to have been granted pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such Shares are withheld in satisfaction of tax withholding obligations. Upon payment in Shares pursuant to the exercise of a Stock Appreciation Right, the number of Shares available for grant under the Plan shall be reduced only by the number of Shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company of Shares underlying the Option, the number of Shares available for grant under the Plan shall be reduced by the net number of Shares for which the Option is exercised. The Shares may be authorized, but unissued, or reacquired Common Stock.

Awards granted under the 2000 Plan may be designed to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code, as amended (the “Code”). Pursuant to Section 162(m) of the Code, the Company generally may not deduct for federal income tax purposes compensation paid to the Chief Executive Officer or the four other most highly-paid employees to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, the Company may deduct for federal income tax purposes the compensation paid, even if such compensation exceeds $1 million in a single year.

In December 2010, the Board of Directors approved the change described above, subject to approval from the Company’s stockholders at the Annual Meeting. If the stockholders approve the amendment to the 2000 Plan, it will amend the 2000 Plan as described above. Otherwise, the 2000 Plan will remain in effect without amendment. The Company’s executive officers and directors have interests in this proposal.

We believe strongly that the approval of the amendment to the 2000 Plan is essential to the Company’s continued success. The Company’s employees are its most valuable assets. Stock options and other awards such as those provided under the 2000 Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals. While the Company does not have any specific plans or commitments to issue stock options or awards under the 2000 Plan at this time, for the reasons stated above and to ensure the Company can continue to grant stock awards to key employees of the Company at levels determined appropriate by the Board and the Compensation Committee of the Board, the stockholders are being asked to approve the amendment to the 2000 Plan.

Description of the 2000 Plan

The essential features of the 2000 Plan are outlined below. The following summary of the principal provisions of the 2000 Plan is qualified in its entirety by reference to the full text of the 2000 Plan, which is included as Annex A hereto.

General

The purpose of the 2000 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and employees and consultants of its parent and subsidiary companies and to promote the success of the Company’s business. The 2000 Plan authorizes the Board of Directors or one or more of its committees to grant stock options, restricted stock units, rights to purchase restricted stock and stock appreciation rights (each an “Award”).

Administration

The 2000 Plan may generally be administered by the Board or a committee appointed by the Board (as applicable, the “Administrator”). The Administrator may make any determinations deemed necessary or advisable for the 2000 Plan. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code (to enable the Company to receive a federal tax deduction for certain compensation paid under the Plan).

Number of Shares of Common Stock Available Under the Incentive Plan

Assuming stockholders approve this proposal, a total of 42,550,000 shares of Common Stock will be reserved for issuance under the 2000 Plan. As of September 30, 2010, 7,042,002 shares of Common Stock were available for issuance under the 2000 Plan. Assuming stockholders approve this proposal, the shares available under this Plan would increase to 14,542,002 shares of Common Stock.

If any outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares allocable to the terminated portion of such Award or such forfeited or repurchased shares shall again be available for grant under the 2000 Plan. Shares shall not be deemed to have been granted pursuant to the 2000 Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld in satisfaction of tax withholding obligations. Upon payment in shares pursuant to the exercise of a stock appreciation right, the number of shares available for grant under the 2000 Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an option is paid by tender to the Company of shares underlying the option, the number of shares available for grant under the 2000 Plan shall be reduced by the net number of shares for which the option is exercised.

Eligibility

Nonstatutory stock options, stock purchase rights (i.e., awards of restricted stock), restricted stock units and stock appreciation rights may be granted under the 2000 Plan to employees, directors and consultants of the Company and employees and consultants of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom Awards may be granted, the time or times at which such Awards will be granted, and the exercise price and number of shares subject to each such grant; provided, however, the exercise price of a stock option and a stock appreciation right may not be less than 100% of the fair market value of the Common Stock on the date such Award is granted.

Limitations

Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company’s ability to deduct the compensation income associated with certain Awards granted to such persons, the 2000 Plan provides that no service provider may be granted, in any fiscal year of the Company, options or stock appreciation rights to purchase more than 1,000,000 shares of Common Stock or 750,000 restricted stock awards or restricted stock units. Notwithstanding the limit on grants of options or stock appreciation rights, however, in connection with such individual’s initial employment with the Company, he or she may be granted options or stock appreciation rights to purchase up to an additional 1,000,000 shares of Common Stock or up to an additional 750,000 restricted stock awards or restricted stock units.

Terms and Conditions of Options

Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

(a) Exercise Price.  The Administrator determines the exercise price of options at the time the options are granted. The exercise price of a stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a more than 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

The Company’s by-laws provide that it may not reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future under the 2000 Plan; cancel options in exchange for the re-grant of options at a lower exercise price (including entering into any “6 month and 1 day” cancellation and re-grant scheme), whether or not the cancelled options are returned to the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

(b) Exercise of Option; Form of Consideration.  The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option in connection with the termination of a participant’s employment with the Company. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2000 Plan permits payment to be made by cash, check, other shares of Common Stock of the Company (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

(c) Term of Option.  No stock option or stock appreciation right granted under the 2000 Plan may have a term greater than seven years after the date of grant. In the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

(d) Termination of Service.  The Administrator determines the length of the post-termination exercise period of a stock option. In the absence of a time specified in a participant’s Award agreement, a participant may exercise the option within three months of such termination, to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement), unless such participant’s service relationship terminates due to the participant’s death or disability, in which case the participant or the participant’s estate or the person who acquires the right to exercise the option by bequest or inheritance may exercise the option, to the extent the option was vested on the date of termination, within 12 months from the date of such termination.

(e) Nontransferability of Options.  Unless otherwise determined by the Administrator, options granted under the 2000 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

(f) Other Provisions.  The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Administrator.

Stock Purchase Rights

In the case of stock purchase rights, (i.e. rights to acquire restricted stock), unless the Administrator determines otherwise, the Award agreement will grant the Company a repurchase option exercisable upon the termination of the participant’s service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will generally be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the Administrator including, if the Administrator has determined it is desirable for the stock purchase right to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code, the repurchase option will lapse based on the achievement of performance goals. The Administrator will determine the number of shares granted pursuant to a stock purchase right, but as discussed above, the Administrator will not be permitted to grant restricted stock and restricted stock units in excess of the limits described above.

Restricted Stock Units

The Administrator may grant restricted stock units under the 2000 Plan. Each restricted stock unit award will be evidenced by an Award agreement that will specify the period of restriction, the number of shares granted and all other terms and conditions as the Administrator may determine in its sole discretion, including, without limitation whatever conditions to vesting it determines to be appropriate. For example, the Administrator may set restrictions based on the achievement of specific performance goals. The Administrator will determine the number of shares granted pursuant to a restricted stock unit award, but as discussed above, the Administrator will not be permitted to grant restricted stock and restricted stock units in excess of the Restricted Stock Limit.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights either alone or in tandem with stock options. A stock appreciation right is the right to receive the appreciation in fair market value of Common Stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of Common Stock. The Administrator will determine the exercise price of a stock appreciation right, which will be no less than 100% of the fair market value of the Common Stock on the date of grant, and the term of each stock appreciation right, which will not be greater than seven (7) years from the date of grant. Stock appreciation rights will become exercisable at the times and on the terms established by the Administrator, subject to the terms of the 2000 Plan. The Administrator will determine the number of shares granted to a service provider pursuant to a stock appreciation right, but as discussed above, the Administrator will not be permitted to grant to a service provider, in any fiscal year of the Company, more than 1,000,000 shares of Common Stock for issuance pursuant to awards of stock appreciation rights. Notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted stock appreciation rights to purchase up to an additional 1,000,000 shares of Common Stock.

After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant will generally be able to exercise his or her stock appreciation right for (i) three months following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event will a stock appreciation right be exercised later than the expiration of its term.

Performance Goals

As discussed above, under Section 162(m) of the Internal Revenue Code, the annual compensation paid to the Chief Executive Officer and to each of the Company’s four other most highly-paid executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2000 Plan, setting limits on the number of Awards that any individual may receive, and for Awards other than options, establishing performance criteria that must be met before the Award actually will vest or be paid.

The 2000 Plan permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the Administrator (in its discretion) may make performance goals applicable to a participant. In the Administrator’s discretion, one or more of the following performance goals may apply: annual revenue, cash position, controllable profits, customer satisfaction MBOs, earnings per share, individual objectives, net income, new orders, operating cash flow, operating income, return on assets, return on equity, return on sales, and total shareholder return. Any criteria used may be measured, as applicable, in absolute terms or in relative terms (including passage of time and/or against another company or companies), on a per-share basis, against the performance of the Company as a whole or any segment of the Company, and on a pre-tax or after-tax basis.

Adjustments upon Changes in Capitalization

In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of Common Stock subject to the 2000 Plan, the number of shares of Common Stock that may be issued pursuant to Awards of restricted stock and restricted stock units, the maximum number of shares of Common Stock that may be issued to service providers in any fiscal year pursuant to Awards, the number and class of shares of stock subject to any outstanding Award, and the exercise price of any such outstanding Award.

In the event of a liquidation or dissolution, any unexercised Award will terminate. The Administrator may, in its sole discretion, provide that each participant will have the right to exercise all or any part of the Award, including shares as to which the Award would not otherwise be exercisable.

In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding Award will be assumed or an equivalent Award substituted by the successor corporation. If the successor corporation refuses to assume an Award or to substitute a substantially equivalent Award, the participant will have the right to exercise his or her option and stock appreciation right as to all of the shares subject to the Award, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for restricted stock units will be deemed achieved, and all other terms and conditions met. In such event, the Administrator will notify the participant that the Award is fully exercisable for fifteen (15) days from the date of such notice and that the Award terminates upon expiration of such period.

Amendment and Termination of the Plan

The Board may amend, alter, suspend or terminate the 2000 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 2000 Plan to the extent the Board determines it necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any Award previously granted under the 2000 Plan without the written consent of the participant. Unless terminated earlier, the 2000 Plan will terminate, assuming the stockholders approve this proposal, on August 15, 2018.

Plan Benefits

The amount and timing of Awards granted under the 2000 Plan are determined in the sole discretion of the Administrator and therefore cannot be determined in advance. The benefits or amounts that were received by, or allocated to, the Chief Executive Officer, the other Named Executive Officers, all current executive officers as a group, the current Directors of the Company who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group under the 2000 Plan for the fiscal year ended September 30, 2010 are set forth in the table below:

		Average	Number of	Dollar Value
	Number of	Per Share	Shares of	of Shares of
	Options	Exercise	Restricted	Restricted
Name and Position	Granted	Price	Stock Granted(1)	Stock Granted

Paul A. Ricci	1,000,000	$13.60	750,000	$11,014,250
Thomas L. Beaudoin	—	—	58,881	814,932
Steven G. Chambers	—	—	86,513	1,194,911
Janet M. Dillione	—	—	255,630	4,539,733
Jeanne F. McCann	—	—	4,934	74,992
Donald Hunt	—	—	125,000	1,749,875

Executive Group	1,000,000	$13.60	1,280,958	$19,388,693
Non-Executive Director Group	—	—	—	—
Non-Executive Officer Employee Group	—	—	4,436,214	$69,709,755

(1)	includes performance based RSU’s that were issued during fiscal 2010 but are tied to future periods. Excludes performance based RSU’s issued in prior periods but tied to fiscal 2010 targets.

The future benefits or amounts that would be received under the 2000 Stock Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the 2000 Stock Plan, as amended, had been in effect cannot be determined.

Federal Income Tax Consequences

Incentive Stock Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m), the Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m), the Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights (i.e., Restricted Stock) and Restricted Stock Units.  A participant generally will not have taxable income at the time an award of restricted stock and restricted stock units is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the Award (less any amount paid for the shares) on the date the Award is granted.

Stock Appreciation Rights.  No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an Award under the 2000 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its other four most highly-paid executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2000 Plan and setting limits on the number of Awards that any individual may receive. The 2000 Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2000 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

Vote Required; Recommendation of the Board

The affirmative vote of a majority of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to the Amended and Restated 2000 Stock Plan. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment to the Amended and Restated 2000 Stock Plan.

THE NUANCE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT NUANCE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE AMENDED AND
RESTATED 2000 STOCK PLAN.

PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE 1995 DIRECTORS’ STOCK PLAN

The stockholders are being asked to approve the Company’s amendment to the Amended and Restated 1995 Directors’ Stock Plan (the “1995 Plan”). The 1995 Plan, as amended, will enable the Company to continue to use the 1995 Plan to assist in recruiting, motivating and retaining talented non-employee directors to help achieve the Company’s business goals.

The proposed amendment to the 1995 Plan will provide for an increase in the number of shares of Common Stock authorized for issuance under the 1995 Plan from 1,820,000 shares to 2,320,000 shares, or 500,000 shares.

If the amendment to increase the number of shares authorized for issuance is approved, Section 3 of the 1995 Directors’ Stock Plan would be amended to read in its entirety as follows:

3. Stock Subject to the Plan.  Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and/or sold under the Plan is 2,320,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

As of September 30, 2010, there were options to purchase 450,000 shares of Common Stock outstanding under the Directors’ Plan, with exercise prices ranging from $0.6563 to $7.8000 per share. As of September 30, 2010, without taking into account the proposed amendments to the Directors’ Plan, 342,500 shares remained available for future grant under the plan.

Description of the Directors’ Plan

The essential features of the Directors’ Plan are outlined below. The following summary of the principal provisions of the Directors’ Plan, as proposed to be amended, is qualified in its entirety by reference to the full text of the Directors’ Plan, which is included as Annex B hereto.

General

The Directors’ Plan currently provides for the non-discretionary grant of restricted stock purchase rights. See “Federal Income Tax Information” below for a discussion of the tax treatment of restricted stock purchase rights.

Purpose

The Company, by means of the Directors’ Plan, seeks to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive for such persons to exert maximum efforts to promote the success of the Company, and to encourage their continued service on the Board.

Administration

The Board administers the Directors’ Plan. Subject to the provisions of the Directors’ Plan, the Board has the power to construe and interpret the Directors’ Plan and the options and restricted stock purchase rights granted under it, to establish, amend, and revoke rules and regulations for its administration, to amend the Directors’ Plan, and generally to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

Eligibility

Restricted stock purchase rights will be granted under the Directors’ Plan only to non-employee directors of the Company. A “non-employee director” is a director of the Company who is not an employee of the Company or of any “parent” or “subsidiary” of the Company, as those terms are defined in the Code. The payment of a director’s fee by the Company is not sufficient in and of itself to constitute “employment” by the Company. Eight of the Company’s nine current directors (all except Mr. Ricci) are eligible to participate in the Directors’ Plan.

Stock Subject to the Directors’ Plan

If options granted under the Directors’ Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Directors’ Plan. Further, if shares of restricted stock issued to a director are reacquired by the Company following the termination of a Director’s term as a member of the Board, such shares will again become available for issuance under the Directors’ Plan. Subject to the approval of Proposal Number 3, the number of shares authorized for issuance under the Directors’ Plan will be increased from 1,820,000 to 2,320,000, an increase of 500,000 shares.

Terms and Conditions of Restricted Stock Grants

If approved by the stockholders, non-employee directors will be granted restricted stock purchase rights under the Directors’ Plan, subject to the following terms and conditions:

(a) Non-Discretionary Grants.  Grants of restricted stock purchase rights are non-discretionary. Each non-employee director will be automatically granted a restricted stock purchase right as follows:

•	An initial grant of 30,000 restricted stock purchase rights on the date the person first becomes a non-employee director, except in the case when a former employee becomes a non-employee director solely because he or she terminates employment with the Company (the “First Grant”); and

•	An annual grant of 15,000 restricted stock purchase rights on January 1 of each year, provided that, on such date, the non-employee director has served on the Board as a non-employee director for at least 6 months (the “Subsequent Grant”).

(b) Purchase Price; Payment.  The purchase price of each restricted stock purchase right granted under the Directors’ Plan will be equal to the par value of the Common Stock subject to such purchase right ($0.001 per share). The purchase price of restricted stock granted under the Directors’ Plan must be paid either: (i) in cash or by check at the time the right is exercised, (ii) by other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate purchase price of the shares being purchased (which, if acquired from the Company, shall have been held for at least six months), (iii) will be satisfied through past services as a director provided to Company or (iv) by a combination of such methods of payment and/or by any other method permitted by applicable corporate law.

(c) Vesting.  The restricted stock purchase rights vest annually over a three-year period (e.g. 1/3 of the rights subject to the grant will vest on each anniversary of the grant date).

(e) Non-transferability of Restricted Stock Purchase Rights.  Restricted stock purchase rights granted under the Directors’ Plan are not transferable except by will or by the laws of descent and distribution, and are exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative.

Adjustment Provisions

In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the class and maximum number of shares subject to the Directors’ Plan and the class, number of shares, and price per share of stock subject to such outstanding options or restricted stock purchase rights.

Effect of Certain Corporate Events

In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, the Company shall give to directors, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

Duration, Amendment, and Termination

The Board may suspend or terminate the Directors’ Plan at any time. Unless sooner terminated, the Directors’ Plan terminates on March 14, 2015. The Board also may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent the Board deems it necessary and desirable to comply with any applicable law or regulation, the Company shall obtain approval of the stockholders of the Company to Plan amendments.

Plan Benefits

The following shows the benefits or amounts that will be received by, or allocated to, the CEO, other Named Executive Officers and current Directors of the Company under the Directors Plan for the fiscal year ended September 30, 2010:

		Average	Number of	Dollar Value
	Number of	Per Share	Shares of	of Shares of
	Options	Exercise	Restricted	Restricted
Name and Position	Granted	Price	Stock Granted	Stock Granted

Paul A. Ricci	—	—	—	—
Thomas L. Beaudoin	—	—	—	—
Steven G. Chambers	—	—	—	—
Janet M. Dillione	—	—	—	—
Jeanne F. McCann	—	—	—	—
Richard L. Green	—	—	—	—
Donald Hunt	—	—	—	—
Executive Group	—	—	—	—
Non-Executive Director Group	—	—	135,000	$2,174,190
Non-Executive Officer Employee Group	—	—	—	—

Federal Income Tax Information

Stock Options.  Stock options granted under the Directors’ Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors’ Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

Options granted under the Directors’ Plan are non-statutory options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights (i.e., Restricted Stock).  A participant generally will not have taxable income at the time an award of restricted stock and restricted stock units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the Award (less any amount paid for the shares) on the date the Award is granted.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, RECIPIENTS OF RESTRICTED STOCK PURCHASE RIGHTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN AS WELL AS THE GRANT AND PURCHASE OF RESTRICTED STOCK. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE DIRECTOR’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE DIRECTOR MAY RESIDE.

Vote Required; Recommendation of the Board

The affirmative vote of a majority of shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve amendment to the Directors’ Plan. Unless marked to the contrary, proxies received will be voted “FOR” approval of amendment to the Directors’ Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDMENT TO THE DIRECTORS’ PLAN

PROPOSAL NUMBER 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

In November 2010, the Audit Committee approved the retention of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2011. A representative of BDO may be present at the Annual Meeting to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

The stockholders are being asked to ratify the appointment of BDO as independent registered public accounting firm for the Company for the fiscal year ending September 30, 2011. BDO was engaged as the Company’s independent registered public accounting firm by the Audit Committee on October 24, 2004 and has audited the Company’s financial statements for the nine months ended September 30, 2004 and fiscal years ended September 30, 2005, 2006, 2007, 2008, 2009 and 2010.

Audit Fees During Fiscal Years 2009 and 2010

The following table sets forth the approximate aggregate fees paid by the Company to BDO USA, LLP during the fiscal years ended September 30, 2009 and 2010.

	Fiscal 2009	Fiscal 2010

Audit Fees(1)	$4,002,747	$3,141,227
Audit Related Fees(2)	64,533	102,035
Tax Fees(3)	15,748	6,200
All Other Fees	—	—

Total Fees	$4,083,028	$3,249,462

(1)	Audit Fees. This category represents fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements and internal controls over financial reporting, review of the interim financial statements included in the registrant’s quarterly reports on Form 10-Q, statutory audits and other SEC filings.

(2)	Audit Related Fees. This category represents fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of registrant’s financial statements, primarily accounting consultations and audits of significant acquirees.

(3)	Tax Fees. This category represents fees billed for professional services rendered by the principal accountant for tax compliance in certain international jurisdictions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the U.S. Securities and Exchange Commission require all independent registered public accounting firms that audit issuers to obtain pre-approval from their respective audit committees in order to provide professional services without impairing independence. As such, our Audit Committee has a policy and has established procedures by which it pre-approves all audit and other permitted professional services to be provided by our independent registered public accounting firm.

The pre-approval procedures include execution by the Chief Financial Officer and Audit Committee Chairperson, on behalf of the Company and the entire Audit Committee, of an audit and quarterly review engagement letter and pre-approval listing of other permitted professional services anticipated to be rendered during the foreseeable future. Additionally, from time to time, we may desire additional permitted professional services for which specific pre-approval is obtained from the Audit Committee Chairman, acting on behalf of the Company and the entire Audit Committee, before provision of such services commences. In doing this, the Company and Audit Committee have established a procedure whereby a BDO representative, in conjunction with the Chief Financial Officer or Chief Accounting Officer, contacts the Audit Committee Chairman and obtains pre-approval for such services on behalf of the entire Audit Committee, to be followed by a written engagement letter, as appropriate, confirming such arrangements between BDO and the Company. In addition, on a periodic basis, the entire Audit Committee is provided with a summary of all pre-approved services to date for its review. During the fiscal year ended September 30, 2010, all services provided by our independent registered public accounting firm were pre-approved by the Audit Committee in accordance with this policy.

Recommendation of the Board

Unless marked to the contrary, proxies received will be voted “FOR” approval of the ratification of the appointment of BDO as independent registered public accounting firm for the Company for the fiscal year ending September 30, 2011.

THE NUANCE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT NUANCE
STOCKHOLDERS VOTE “FOR” RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for providing an independent, objective review of the Company’s accounting functions and internal controls. During the fiscal year ended September 30, 2010, the Audit Committee was comprised of Messrs. Frankenberg, Myers, and Quigley, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market, and was governed by a written charter first adopted and approved by the Board of Directors in June 2001, and as amended and restated on April 29, 2003 and February 24, 2004. A copy of the Company’s Amended and Restated Audit Committee Charter is available on the Company’s Website at http://www.nuance.com/company/governance. The Audit Committee met eight times during the fiscal year ended September 30, 2010.

In connection with the Company’s audited financial statements for the fiscal year ended September 30, 2010, the Audit Committee (1) reviewed and discussed the audited financial statements with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, and (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants communications with the audit committee concerning independence and discussed the independent registered public accounting firm’s independence with the independent registered public accounting firm.

The Audit Committee has considered and determined that the provision of the services other than audit services referenced above is compatible with maintenance of the auditor’s independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 for filing with the Securities and Exchange Commission.

Robert J. Frankenberg, Chairman
Mark B. Myers
Philip J. Quigley

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of September 30, 2010, as to (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the Company’s Common Stock; (2) each of our directors and nominees; (3) each Named Executive Officer; and (4) all directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of the common stock that they beneficially own, subject to applicable community property laws. All shares of Common Stock subject to options or warrants exercisable within 60 days of September 30, 2010 are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 297,872,465 shares of Common Stock outstanding as of September 30, 2010.

		Percent of
	Number	Outstanding
Name and Address of Beneficial Owner(1)	Owned	Shares

Warburg Pincus(2) 450 Lexington Avenue New York, NY 10017	72,995,474	23.62%
Ameriprise Financial 1099 Ameriprise Financial Center Minneapolis, MN 55474	18,427,491	6.19%
FMR LLC 82 Devonshire Street Boston, MA 02109	15,487,403	5.20%
Paul A. Ricci(3)	6,108,870	2.02%
Robert J. Frankenberg(4)	287,387	*
Patrick T. Hackett(5)	73,040,474	23,63%
William H. Janeway(6)	73,135,474	23.66%
Mark L. Laret(7)	30,000	*
Katharine A. Martin(8)	176,000	*
Mark B. Myers(9)	66,001	*
Philip J. Quigley(10)	249,579	*
Robert G. Teresi(11)	231,757	*
Thomas L. Beaudoin(12)	312,088	*
Steven G. Chambers(13)	587,642	*
Janet L. Dillione(14)	253,843	*
Richard L. Green (Terminated on 3/31/2010)	0	*
Donald W. Hunt (Terminated as an officer in October 2009)	0	*
Jeanne F. McCann(15)	585,872	*
All directors and executive officers as a group (15 persons)(16)	82,069,513	25.94%

*	Less than 1%.

(1)	Unless otherwise indicated, the address for the following stockholders is c/o Nuance Communications, Inc., One Wayside Drive, Burlington, MA 01803.

(2)	The total number of shares of the Company’s Common Stock includes 3,562,238 shares of nonvoting Series B Preferred Stock and warrants that were exercisable and outstanding as of September 30, 2010 for up to 7,562,422 shares of the Company’s Common Stock. The stockholders are Warburg Pincus Private Equity X, L.P., a Delaware limited partnership (“WP X”), Warburg Pincus X Partners, L.P., a Delaware limited partnership (collectively, the “WP X Funds”), and Warburg Pincus Private Equity VIII, L.P., a Delaware limited partnership, including two affiliated partnerships (“WP VIII”). Warburg Pincus X, L.P., a Delaware limited partnership (“WP X LP”) is the sole general partner of the WP X Funds. Warburg Pincus X, LLC, a Delaware limited liability company (“WP X LLC”) is the sole general partner of WP X LP. Warburg Pincus Partners, LLC, a New York limited liability company (“WP Partners”), and a direct subsidiary of Warburg Pincus & Co., a New York general partnership (“WP”), is the general partner of WP VIII. WP is the sole member of WP Partners. Warburg Pincus LLC, a New York liability company (“WP LLC”), is the manager of WP VIII and the WP X Funds. The address of the Warburg Pincus entities is 450 Lexington Avenue, New York, New York 10017.

The shares that underlie the warrants and the Series B Preferred Stock have not been converted into Common Stock and are factored into the calculation of Warburg Pincus Entities beneficial ownership only for the purposes of this table. Charles R. Kaye and Joseph P. Landy are each Managing General Partners of WP and Managing Members and Co-Presidents of WP LLC and may be deemed to control the Warburg Pincus Entities. Messrs. Kaye and Landy disclaim beneficial ownership of all shares held by the Warburg Pincus Entities.

(3)	Includes options to acquire 4,061,554 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010. Includes 1,237,450 unvested restricted stock units. Mr. Ricci does not have voting rights with respect to the shares underlying the restricted stock units. 809,866 shares are held in Trust. Mr. Ricci has voting and investment control over the shares in the Trust.

(4)	Includes options to acquire 120,000 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010 and 30,000 unvested restricted stock units. Mr. Frankenberg does not have voting rights with respect to the shares underlying the unvested restricted stock units.

(5)	Includes 35,000 unvested restricted stock units. Mr. Hackett does not have voting rights with respect to the shares underlying the unvested restricted stock units. Mr. Hackett, a director of the Company, is a managing director of WP LLC. All shares indicated as owned by Mr. Hackett other than 45,000 shares are included because of his affiliation with the Warburg Pincus Entities. Mr. Hackett disclaims beneficial ownership of all shares held by the Warburg Pincus Entities.

(6)	Includes options to acquire 80,000 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010 and 60,000 restricted stock units, 30,000 of which remain unvested as of September 30, 2010. Mr. Janeway does not have voting rights with respect to the shares underlying the unvested restricted stock units. Mr. Janeway, a director of the Company, is a senior advisor of WP LLC. All shares indicated as owned by Mr. Janeway other than 140,000 shares are included because of his affiliation with the Warburg Pincus Entities. Mr. Janeway disclaims beneficial ownership of all shares held by the Warburg Pincus Entities.

(7)	Represents 30,000 unvested restricted stock units. Mr. Laret does not have voting rights with respect to the shares underlying the unvested restricted stock units.

(8)	Includes options to acquire 115,000 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010 and 30,000 unvested restricted stock units. Ms. Martin does not have voting rights with respect to the shares underlying the unvested restricted stock units.

(9)	Includes 30,000 unvested restricted stock units. Mr. Myers does not have voting rights with respect to the shares underlying the unvested restricted stock units.

(10)	Includes options to acquire 184,189 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010 and 30,000 unvested restricted stock units. Mr. Quigley does not have voting rights with respect to the shares underlying the unvested restricted stock units. 35,390 shares are held indirectly in a Trust. Mr. Quigley has voting and investment control over the shares in the Trust.

(11)	Includes options to acquire 85,000 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010 and 30,000 unvested restricted stock units. Mr. Teresi does not have voting rights with respect to the shares underlying the unvested restricted stock units. 116,757 shares are held indirectly in a Trust. Mr. Teresi has voting and investment control over the shares in the Trust.

(12)	Includes options to acquire 58,333 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010 and 197,916 unvested restricted stock units. Mr. Beaudoin does not have voting rights with respect to the shares underlying the restricted stock units.

(13)	Includes options to acquire 25,000 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010 and 243,750 unvested restricted stock units. Mr. Chambers does not have voting rights with respect to the shares underlying the restricted stock units.

(14)	Includes 250,000 unvested restricted stock units. Ms. Dillione does not have voting rights with respect to the shares underlying the restricted stock units.

(15)	Includes options to acquire 350,012 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010 and 58,334 unvested restricted stock units. Ms. McCann does not have voting rights with respect to the shares underlying the restricted stock units.

(16)	Includes options to acquire 5,079,088 shares of the Company’s Common Stock that are exercisable within 60 days of September 30, 2010 and 2,232,450 unvested restricted stock units. Also includes, as outlined in footnotes 2, 5 and 6 above, three warrants that as of September 30, 2010 were exercisable for up to 7,562,422 shares of the Company’s Common Stock and 3,562,238 shares of non-voting Series B Preferred Stock. The shares that underlie the warrants and the Series B Preferred Stock have not been converted into the Company’s Common Stock and are factored into the calculation of total voting percentage only for the purposes of this table.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the rules of the SEC thereunder require the Company’s executive officers, directors and certain stockholders to file reports of ownership and changes in ownership of the Company’s Common Stock with the SEC. Based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended September 30, 2010, the Company believes that all directors, officers and beneficial owners of more than 10% of the Company’s Common Stock complied with all filing requirements applicable to them, with the exception of Ms. McCann, who due to an administrative error, had one delinquent filing during the fiscal year ended September 30, 2010.

OTHER MATTERS

Other Matters.  Management knows of no business or nominations that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Not Soliciting Materials.  The information contained in this Proxy Statement under the captions “Audit Committee Report” and “Compensation Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Householding of Annual Meeting Materials.  Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one copy of our annual report, proxy statement or Notice of Internet Availability of Proxy Materials is sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents without charge to you upon written request to Nuance Communications, Inc., Wayside Road, Burlington, Massachusetts 01803 or upon telephonic request to 781-565-5000, Attn: Investor Relations. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

ANNEX A

NUANCE COMMUNICATIONS, INC.
(FORMERLY KNOWN AS SCANSOFT, INC.)

2000 STOCK PLAN
(As proposed to be amended at the 2011 Annual Meeting of Stockholders)

1. Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliated SAR” means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

(e) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units.

(f) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash Position” means the Company’s level of cash and cash equivalents.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Nuance Communications, Inc. (formerly known as ScanSoft, Inc.) a Delaware corporation. With respect to the definitions of the Performance Goals, the Committee may determine that “Company” means Nuance Communications, Inc. and its consolidated subsidiaries.

(m) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n) “Controllable Profits” means as to any Plan Year, a business unit’s Annual Revenue minus (a) cost of sales, (b) research, development, and engineering expense, (c) marketing and sales expense, (d) general and administrative expense, (e) extended receivables expense, and (f) shipping requirement deviation expense.

(o) “Customer Satisfaction MBOs” means as to any Participant for any Plan Year, the objective and measurable individual goals set by a “management by objectives” process and approved by the Committee, which goals relate to the satisfaction of external or internal customer requirements.

(p) “Director” means a member of the Board.

(q) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(r) “Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(s) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(v) “Fiscal Year” means the fiscal year of the Company.

(w) “Freestanding SAR” means a SAR that is granted independent of any Option.

(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

(z) “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

(aa) “New Orders” means as to any Plan Year, the firm orders for a system, product, part, or service that are being recorded for the first time as defined in the Company’s order Recognition Policy.

(bb) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

(ee) “Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

(ff) “Option” means a stock option granted pursuant to the Plan.

(gg) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(hh) “Optioned Stock” means the Shares subject to an Award.

(ii) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(jj) “Participant” means the holder of an outstanding Award, which shall include an Optionee.

(kk) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Controllable Profits, (d) Customer Satisfaction MBOs, (e) Earnings Per Share, (f) Individual Objectives, (g) Net Income, (h) New Orders, (i) Operating Cash Flow, (j) Operating Income, (k) Return on Assets, (l) Return on Equity, (m) Return on Sales, and (n) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award.

(ll) “Plan” means this 2000 Stock Plan, as amended and restated.

(mm) “Restricted Stock” means Shares acquired pursuant to a grant of Stock Purchase Rights under Section 9 of the Plan or pursuant to the early exercise of an Option.

(nn) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Participant evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(oo) “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 11.

(pp) “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(qq) “Return on Equity” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

(rr) “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(ss) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(tt) “Section 16(b)” means Section 16(b) of the Exchange Act.

(uu) “Service Provider” means an Employee, Director or Consultant.

(vv) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ww) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, which pursuant to Section 10 is designated as a SAR.

(xx) “Stock Purchase Right” means the right to purchase Shares pursuant to Section 9 of the Plan.

(yy) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(zz) “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which will require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR will be canceled to the same extent).

(aaa) “Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.

3. Stock Subject to the Plan.   Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 42,550,000 Shares (the “Plan Maximum”). If any outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan. Shares shall not be deemed to have been granted pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such Shares are withheld in satisfaction of tax withholding obligations. Upon payment in Shares pursuant to the exercise of a Stock Appreciation Right, the number of Shares available for grant under the Plan shall be reduced only by the number of Shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company of Shares underlying the Option, the number of Shares available for grant under the Plan shall be reduced by the net number of Shares for which the Option is exercised. The Shares may be authorized, but unissued, or reacquired Common Stock.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. For purposes of qualifying grants of Awards as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Awards to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Awards under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(iii) Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions in connection with the termination of a Participant’s status as a Service Provider, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(ix) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow a Participant to defer the receipt of payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; or

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility.  Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) The following limitations shall apply to grants of Options and Stock Appreciation Rights:

(i) No Service Provider shall be granted, in any Fiscal Year, Options or Stock Appreciation Rights covering more than 1,000,000 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted Options or Stock Appreciation Rights covering up to an additional 1,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iv) If an Option or Stock Appreciation Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option or Stock Appreciation Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Appreciation Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Appreciation Right and the grant of a new Option or Stock Appreciation Right.

(c) The exercise price of any Option or SAR outstanding or to be granted in the future under the Plan shall not be reduced or cancelled and re-granted at a lower exercise price (including pursuant to any “6 month and 1 day” cancellation and re-grant scheme), regardless of whether or not the Shares subject to the cancelled Options or SARs are put back into the available pool for grant. In addition, the Administrator shall not replace underwater Options or SARs with restricted stock in an exchange, buy-back or other scheme. Moreover, the Administrator shall not replace any Options or SARs with new options or stock appreciation rights having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

7. Term of Plan.  Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue until August 15, 2018 unless terminated earlier under Section 17 of the Plan.

8. Stock Options

(a) Term of Option.  The term of each Option shall be stated in the Award Agreement, but in no event shall the term of an Option be more than seven (7) years from the date of grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price and Consideration.

(i) Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(ii) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(1) cash;

(2) check;

(3) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(4) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(5) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(6) any combination of the foregoing methods of payment; or

(7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(c) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(1) An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(2) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii) Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv) Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Participant’s estate or, if none, by the person(s) entitled to exercise the Option under the Participant’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(v) Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

9. Stock Purchase Rights.

(a) Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase (subject to the limits set forth in Section 3), the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. The following limitations shall apply to grants of Stock Purchase Rights:

(i) No Service Provider shall be granted, in any Fiscal Year, Stock Purchase Rights covering more than 750,000 Shares.

(ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iii) If a Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Stock Purchase Right will be counted against the limit set forth in subsection (i) above.

(b) Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

10. Stock Appreciation Rights

(a) Grant of SARs.  Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. The Administrator may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

(b) Number of Shares.  The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c) Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, will determine the terms and conditions of SARs granted under the Plan; provided, that, the exercise price of a SAR is at least 100% of the Fair Market Value of the Shares subject to the SAR; provided, further, the exercise price of Tandem or Affiliated SARs will equal the exercise price of the related Option.

(d) Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR will be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR will be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

(e) Exercise of Affiliated SARs.  An Affiliated SAR will be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR will not necessitate a reduction in the number of Shares subject to the related Option.

(f) Exercise of Freestanding SARs.  Freestanding SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(g) SAR Agreement.  Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(h) Expiration of SARs.  An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 8(c) also will apply to SARs.

(i) Payment of SAR Amount.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

11. Restricted Stock Units.

(a) Grant of Restricted Stock Units.  Restricted Stock Units may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to each Participant, subject to the limits set forth in Section 3 of the Plan. The following limitations shall apply to grants of Restricted Stock Units:

(i) No Service Provider shall be granted, in any Fiscal Year, Restricted Stock Units covering more than 750,000 Shares.

(ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iii) If a Restricted Stock Unit is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Restricted Stock Unit will be counted against the limit set forth in subsection (i) above.

(b) Value of Restricted Stock Units.  Each Restricted Stock Unit will have an initial value that is established by the Administrator on or before the date of grant.

(c) Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Restricted Stock Units that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Restricted Stock Units.  After the applicable Performance Period has ended, the holder of Restricted Stock Units will be entitled to receive a payout of the number of Restricted Stock Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Restricted Stock Unit.

(e) Form and Timing of Payment of Restricted Stock Units.  Payment of earned Restricted Stock Units will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Restricted Stock Units.  On the date set forth in the Award Agreement, all unearned or unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

12. Leaves of Absence.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3, 6, 9 and 11 of the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award (or in the case of Restricted Stock Units, the number of implied shares determined by dividing the value of the Restricted Stock Units by the per Share consideration received by holders of Common Stock in the merger or sale of assets), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s corporate structure post-merger or post-sale of assets will not be deemed to invalidate an otherwise valid Award assumption.

15. No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant.  The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19. Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20. Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

ANNEX B

NUANCE COMMUNICATIONS, INC.
(FORMERLY KNOWN AS SCANSOFT, INC.)

1995 DIRECTORS’ STOCK PLAN
(As proposed to be amended at the 2011 Annual Meeting of Stockholders)

1. Purposes of the Plan.  The purposes of this Directors’ Stock Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Award” shall mean, individually or collectively, a grant under the Plan of Options or Stock Purchase Rights.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(e) “Company” shall mean Nuance Communications, Inc. (formerly known as ScanSoft, Inc.), a Delaware corporation.

(f) “Continuous Status as a Director” shall mean the absence of any interruption or termination of service as a Director.

(g) “Director” shall mean a member of the Board.

(h) “Employee” shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Option” shall mean a nonstatutory stock option (i.e., an option that is not intended to qualify as an incentive stock option under Section 422 of the Code) granted pursuant to the Plan.

(k) “Optioned Stock” shall mean the Common Stock subject to an Option.

(l) “Optionee” shall mean an Outside Director who receives an Option.

(m) “Outside Director” shall mean a Director who is not an Employee.

(n) “Parent” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(o) “Participant” shall mean the holder of an outstanding Award, which shall include an Optionee.

(p) “Plan” shall mean this 1995 Directors’ Stock Plan, as amended and restated.

(q) “Restricted Stock Purchase Agreement” shall mean a written agreement between the Company and an Outside Director evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right.

(r) “Stock Purchase Right” means the right to purchase Shares pursuant to Section 9 of the Plan.

(s) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(t) “Subsidiary” shall mean a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.  Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and/or sold under the Plan is 2,320,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

4. Administration of and Grants of Awards under the Plan.

(a) Administrator.  Except as otherwise required herein, the Plan shall be administered by the Board.

(b) Procedure for Grants Prior to March 31, 2006.  All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii) Each Outside Director shall be automatically granted an Option to purchase Shares (the “First Option”) as follows: (A) with respect to persons who are Outside Directors on the effective date of this Plan, as determined in accordance with Section 6 hereof, 20,000 shares on such effective date, and (B) with respect to any other Outside Director, on June 27, 2001, the plan was amended to increase to initial grant from 20,000 shares to 50,000 shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

(iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a “Subsequent Option”) on January 1 of each year, with the first such grant being made on January 1, 1997, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting. The plan was amended on June 27, 2001 to increase the subsequent option from 5,000 shares to 15,000 shares.

(iv) Each Outside Director that was an Outside Director on January 23, 2001 was automatically granted an Option to purchase 40,000 Shares.

(v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the total number of Shares authorized for issuance pursuant to this Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(vi) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

(vii) The terms of each First Option granted hereunder shall be as follows:

(1)	The First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

(2)	The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

(3)	The First Option shall become exercisable in installments cumulatively as to 25% of the Shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option.

(viii) The terms of each Subsequent Option granted hereunder shall be as follows:

(1)	The Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

(2)	The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

(3)	The Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the first anniversary of the date of grant of the Subsequent Option.

(c) Procedure for Grants After March 31, 2006.  All grants of Stock Purchase Rights hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Stock Purchase Rights or to determine the number of Shares to be covered by Stock Purchase Rights granted to Outside Directors.

(ii) Each Outside Director shall be automatically granted a Stock Purchase Right for 30,000 Shares (the “First Stock Purchase Right”) on the date on which such person first becomes an Outside Director (other than directors who become Outside Directors solely as a result of the termination of their employment with the Company), whether through election by the shareholders of the Company or by appointment by the Board of Directors to fill a vacancy.

(iii) After the First Stock Purchase Right has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted additional Stock Purchase Rights for 15,000 Shares (a “Subsequent Stock Purchase Right”) on January 1 of each year, with the first such grant being made on January 1, 2007, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the grant date.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Awards plus the number of Shares previously purchased upon exercise of Options or issued pursuant to Stock Purchase Rights to exceed the total number of Shares authorized for issuance pursuant to this Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving a Stock Purchase Right on such automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

(v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Award made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

(vi) The terms of each Stock Purchase Right granted hereunder shall be as follows:

(1)	The purchase price per Share shall be $0.001 per Share.

(2)	Each Stock Purchase Right shall become vested in installments cumulatively as to 1/3 of the Shares subject to the Stock Purchase Right on each of the first, second and third anniversaries of the date of grant of the Stock Purchase Right.

(3)	The Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Outside Director’s service with the Company for any reason (including death or Disability, subject to the provisions of Section 9). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.

(d) Powers of the Board.  Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(e) Effect of Board’s Decision.  All decisions, determinations and interpretations of the Board shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

(f) Suspension or Termination of Option.  If the President or his or her designee reasonably believes that a Participant has committed an act of misconduct, the President may suspend the Participant’s right to exercise any option (or purchase shares pursuant to a Stock Purchase Right) pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option (or purchase shares pursuant to a Stock Purchase Right) whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Participant an opportunity to appear and present evidence on Participant’s behalf at a hearing before the Board or a committee of the Board.

5. Eligibility.  Awards may be granted only to Outside Directors. All Awards shall be automatically granted in accordance with the terms set forth in Section 4(b) or Section 4(c) hereof. An Outside Director who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award or Awards in accordance with such provisions. The Plan shall not confer upon any Participant any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6. Term of Plan; Effective Date.  The Plan shall continue in effect until March 31, 2016, unless sooner terminated under Section 13 of the Plan.

7. Term of Options.  The term of each Option shall be ten (10) years from the date of grant thereof.

8. Exercise or Purchase Price and Consideration.

(a) Exercise Price.

(i) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

(ii) The per Share purchase price for the Shares issued pursuant to a Stock Purchase Right shall be equal to the par value of such Shares.

(b) Fair Market Value.  The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in

The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

(c) Form of Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Stock Purchase Right shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise or purchase price of the Shares as to which said Award shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

9. Exercise of Awards.

(a) Procedure for Exercise; Rights as a Shareholder.  The exercise of an Option to acquire Shares and the purchase of shares pursuant to a Stock Purchase Right are each referred to herein as the exercise of an Award. Any Award granted hereunder shall be exercisable at such times as are set forth in Section 4(b) or Section 4(c) hereof; provided, however, that no Awards shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained. An Award may not be exercised for a fraction of a Share. An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock of shares subject to a Stock Purchase Right, notwithstanding the exercise of the Award. A share certificate for the number of Shares so acquired shall be issued to the Participant as soon as practicable after exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

(b) Termination of Status as a Director.  If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Award to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Award be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Award at the date of such termination, or does not exercise such Award (which he or she was entitled to exercise) within the time specified herein, the Award shall terminate.

(c) Disability of Participant.  Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Award to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Award be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Award at the date of termination, or if he or she does not exercise such Award (which he or she was entitled to exercise) within the time specified herein, the Award shall terminate.

(d) Death of Participant.  In the event of the death of a Participant:

(i) During the term of services of an Outside Director who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Award, the Award may be exercised, at any time within six (6) months following the date of death, by the Participant’s estate or by a person who acquired the right to exercise the Award by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Participant continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Award be exercised after its term set forth in Section 7 has expired.

(ii) Within three (3) months after the termination of Continuous Status as a Director, the Award may be exercised, at any time within six (6) months following the date of death, by the Participant’s estate or by a person who acquired the right to exercise the Award by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

10. Nontransferability of Awards.  The Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by a Participant does not constitute a transfer. An Award may be exercised during the lifetime of a Participant only by the Participant or a transferee permitted by this Section.

11. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Corporate Transactions.  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Outside Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Award, including Shares as to which the Award would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Award shall terminate, or the right to exercise the Award, including Shares as to which the Award would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

12. Time of Granting Awards.  The date of grant of an Award shall, for all purposes, be the date determined in accordance with Section 4(b) or Section 4(c) hereof. Notice of the determination shall be given to each Outside Director to whom an Award is so granted within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) Effect of Amendment or Termination.  Any such amendment or termination of the Plan that would impair the rights of any Participant shall not affect Awards already granted to such Participant and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

14. Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15. Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. Award Agreement.  Awards shall be evidenced by either written option agreements or Restricted Stock Purchase Agreements, as applicable, in such form as the Board shall approve.

17. Shareholder Approval.  Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Awards may be granted, but not exercised, before such shareholder approval.

NUANCE COMMUNICATIONS, INC.
1 WAYSIDE ROAD
BURLINGTON, MA 01803-4609
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
0000078565_1 R2.09.05.010

The Board of Directors recommends a vote FOR the following:

1.	Election of Directors	For	Against	Abstain

01	Paul A. Ricci	☐	☐	☐

02	Robert G. Teresi	☐	☐	☐

03	Robert J. Frankenberg	☐	☐	☐

04	Katharine A. Martin	☐	☐	☐

05	Patrick T. Hackett	☐	☐	☐

06	William H. Janeway	☐	☐	☐

07	Mark B. Myers	☐	☐	☐

08	Philip J. Quigley	☐	☐	☐

09	Mark R. Laret	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2	To approve an amendment to the Amended and Restated 2000 Stock Plan.	☐	☐	☐

		For	Against	Abstain

3	To approve an amendment to the 1995 Directors’ Stock Plan.	☐	☐	☐

4	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.	☐	☐	☐
NOTE: Such other business as may properly come
before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000078565_2 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

NUANCE COMMUNICATIONS, INC.
Annual Meeting of Stockholders
January 20, 2011
The undersigned stockholder of Nuance Communications, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated December 7, 2010 and hereby appoints Paul A. Ricci and Thomas L. Beaudoin or one of them, proxies and attorney-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Nuance Communications, Inc. to be held on January 20, 2011 at 10:00 a.m. local time, at Company’s office located at 1198 East Arques Avenue, Sunnyvale, CA 94085 and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on November 22, 2010 as hereinafter specified upon the proposals listed, and with discretionary authority upon such other matters as may properly come before the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side